CHAR1\1895799v7 STOCK INVESTMENT AND SUBSCRIPTION AGREEMENT dated as of May 13, 2022 by and among THE HALE INVESTORS FEDNAT INSURANCE COMPANY FEDNAT HOLDING COMPANY and MONARCH NATIONAL INSURANCE COMPANY

i CHAR1\1895799v7 TABLE OF CONTENTS Page ARTICLE I. CERTAIN DEFINITIONS .................................................................................... 1 1.1 Definitions .............................................................................................. 1 1.2 Construction...........................................................................................12 1.3 Knowledge.............................................................................................12 ARTICLE II. SALE AND PURCHASE ....................................................................................13 2.1 Sale and Purchase ...................................................................................13 2.2 Determinations for Policy Assumption and Cancellation and Redemption Note ....................................................................................13 ARTICLE III. CLOSING ........................................................................................................14 3.1 Closing..................................................................................................14 3.2 Issuer Party Closing Deliveries..................................................................14 3.3 Hale Investor Closing Deliveries ...............................................................15 ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF THE ISSUER PARTIES...........15 4.1 Organization of the Companies .................................................................15 4.2 Due Authorization...................................................................................15 4.3 No Conflict ............................................................................................16 4.4 Governmental Authorities; Consents ..........................................................16 4.5 Capitalization .........................................................................................16 4.6 Financial Statements; No Undisclosed Liabilities; Debt; Accounting Controls.................................................................................................16 4.7 Statutory Statements ................................................................................17 4.8 Insurance Regulators ...............................................................................18 4.9 Insurance ...............................................................................................18 4.11 Reinsurance ...........................................................................................19 4.12 Insurance Accounts .................................................................................19 4.13 Litigation and Actions .............................................................................20 4.14 Legal Compliance; Permits .......................................................................20 4.15 Material Contracts; No Defaults ................................................................21 4.16 Company Benefit Plans............................................................................23 4.17 Labor Relations; Employees .....................................................................23 4.18 Taxes ....................................................................................................24 4.19 Brokers’ Fees .........................................................................................25 4.20 Assets ...................................................................................................25 4.21 Real Property .........................................................................................25 4.22 Intellectual Property ................................................................................27 4.23 Environmental Matters.............................................................................29 4.21 Absence of Changes ................................................................................29 4.25 Affiliate Transactions ..............................................................................31 4.26 Accounts Payable....................................................................................31 4.27 Accounts Receivable ...............................................................................31 4.28 Bank Accounts; Credit Cards; Powers of Attorney .......................................31 4.29 Solvency................................................................................................31 ARTICLE V. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS ....................32 5.1 Organization ..........................................................................................32

5.2	Due Authorization	32
5.3	No Conflict	32
5.4	Litigation and Actions	32
5.5	Governmental Authorities; Consents	32
5.6	Brokers' Fees	33
5.7	Investment Purpose	33
5.8	Additional Securities Representations	33
ARTICLE VI. COVENANTS		34
6.1	Conduct of Business; Notice of Developments	34
6.2	Inspection	35
6.3	No Equity Transfers	35
6.4	Exclusivity	35
6.5	Directors' and Officers' Insurance and Indemnification	35
6.6	Confidentiality	36
6.7	Release	36
ARTICLE VII. ADDITIONAL JOINT COVENANTS		37
7.1	Support of Transaction	37
7.2	Tax Matters	38
7.3	No Disclosure	40
7.4	Access to Books and Records Post-Closing	40
ARTICLE VIII. CONDITIONS TO OBLIGATIONS		40
8.1	Conditions to Each Party's Obligations	41
8.2	Conditions to Obligations of the Hale Investors	41
8.3	Conditions to the Obligations of the Issuer Parties	42
8.4	Frustration of Closing Conditions	42
ARTICLE IX. TERMINATION/EFFECTIVENESS		43
9.1	Termination	43
9.2	Effect of Termination	43
ARTICLE X. INDEMNIFICATION		43
10.1	Survival of Representations, Warranties, Covenants and Agreements	44
10.2	Indemnification	44
10.3	Indemnification Claim Procedures	45
10.4	Limitations on Liability	46
10.5	Tax Treatment of Indemnity Payments	47
10.6	No Recourse Against the Issuer	47
10.7	Disregard Materiality	47
10.8	Source of Recovery	47
10.9	Indemnification Sole and Exclusive Remedy	48
ARTICLE XI. MISCELLANEOUS		48
11.1	Waiver	48
11.2	Notices	48
11.3	Assignment	49
11.4	Rights of Third Parties	49
11.5	Expenses	49
11.6	Governing Law	49

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CHAR1\1895799v7

11.7 Captions; Counterparts....49
11.8 Schedules and Annexes....49
11.9 Entire Agreement....49
11.10 Amendments....50
11.11 Severability....50
11.12 Jurisdiction....50
11.13 Enforcement....50

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CHAR1\1895799v7

1 CHAR1\1895799v7 STOCK INVESTMENT AND SUBSCRIPTION AGREEMENT This Stock Investment and Subscription Agreement (this “Agreement”), is made and entered into on 13th day of May, 2022 by and among the Hale Investors (as defined in Article I), Monarch National Insurance Company, a Florida corporation (the “Issuer”), FedNat Holding Company, a Florida corporation (“FNHC”), and FedNat Insurance Company, a Florida corporation (“FNIC” and, together with the Issuer and FNHC (the “Issuer Parties”) and such Issuer Parties, with the Hale Investors, the “Parties” and each, a “Party”). Capitalized terms used but not defined herein have the meaning given in the Restructure Agreement (as defined below). RECITALS WHEREAS, FNIC owns 300,000 shares of the common stock of the Issuer, par value $10 per share (“Common Stock”), being all of the authorized, issued and outstanding shares of capital stock of the Issuer; WHEREAS, FNHC owns 100% of the authorized, issued and outstanding shares of capital stock of FNIC and controls the boards of directors of both FNIC and the Issuer; and WHEREAS, the Parties have entered into that certain Master Restructure Agreement of even date herewith (the “Restructure Agreement”) pursuant to which, among other actions, the Hale Investors will contribute capital to the Issuer in the aggregate amount of $15,000,000 in exchange for newly-issued shares of Issuer’s Common Stock on the terms and conditions described herein (the “Investment”), in each case subject to the approval of Florida’s Office of Insurance Regulation (“FOIR”); and WHEREAS, the board of directors of the Issuer (the “Board”), FNIC, as its sole stockholder, and FNHC each believe it is in the best interests of the Issuer to accept such investment; and WHEREAS, the Board and FNIC (i) have, as required by Article III, Section 14 of the Bylaws of the Issuer, jointly authorized (A) the Issuer’s entrance into this Agreement, (B) the amendment of the Issuer’s Articles of Incorporation to change the name of the Issuer and create additional shares of Common Stock and (C) the issuance of such shares to the Hale Investors upon the closing of the Investment and (ii) have acknowledged the resulting change of control of the Issuer, including the post-Investment rights of the Hale Investors to appoint a majority of the members of the Board (the “Joint Authorization”); and WHEREAS, as required by the Joint Authorization, the proceeds of the Investment will be used to increase capital and surplus in the Issuer and to facilitate the cancellation of approximately 9,000 property and casualty insurance policies issued by the Issuer and the assumption of approximately 77,000 property and casualty insurance policies issued by FNIC, in each case, for real property in the State of Florida (the “Policy Cancellation and Assumption”); NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and intending to be legally bound hereby, the Parties agree as follows: ARTICLE I. CERTAIN DEFINITIONS 1.1 Definitions. As used herein, the following terms shall have the following meanings: “Accounts” means any accounts for insureds for whom Issuer placed insurance coverage.

2 CHAR1\1895799v7 “Action” means any claim, action, suit, audit, assessment, charge, demand, complaint, litigation, arbitration, mediation or inquiry, or any proceeding or investigation (in each case, whether civil, criminal, administrative, investigative or informal), commenced, conducted, heard or pending by or before any Governmental Authority or Private Tribunal. “Affiliate” means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, through one or more intermediaries or otherwise. The term “control” means (a) the possession, directly or indirectly, of the power to vote ten percent (10%) or more of the Equity of a Person having ordinary voting power, (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, by Contract or otherwise, or (c) being a director, officer, manager, partner, executor, trustee, beneficiary or fiduciary (or their equivalents) of a Person or a Person that controls such Person. “Agreed Per Share Value” means $25,000,000 divided by (a) that number of shares required to be authorized (taking into account FNIC’s ownership of the Existing Shares prior to completion of the transactions contemplated in the Redemption Agreement) to issue (i) to the Hale Investors, upon the Investment, sixty percent (60%) of the shares of Common Stock of the Issuer to be outstanding upon completion of all transactions contemplated in the Restructure Agreement, and (b) to FNHC upon the closing of the FedNat Commitment, forty percent (40%) of the shares of Common Stock of the Issuer to be outstanding upon completion of all transactions contemplated in the Restructure Agreement. “Agreement” has the meaning specified in the preamble hereto. “Amended Articles” has the meaning specified in Section 2.2(c). “Ancillary Lease Documents” has the meaning specified in Section 4.21. “Applicable SAP” means the applicable statutory accounting principles (or local equivalents in the applicable jurisdiction) prescribed or permitted by the applicable Insurance Regulator under applicable Insurance Law. “Approved Related Party Agreements” has the meaning specified in Section 8.2(g). “Assets” has the meaning specified in Section 4.20. “Board” has the meaning specified in the Recitals. “Business” means the business of originating, underwriting, placing or selling property and casualty insurance in respect of real property (including residential real property or commercial real property) in the State of Florida, and any activities related to, in furtherance of or incidental to any of the foregoing. “Business Day” means a day other than a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed. “Business Employees” has the meaning specified in Section 4.17(b). “Business Intellectual Property” means all Intellectual Property used or held for use by any Issuer Party in connection with the operation of its business as presently conducted, including all such Intellectual Property owned by each Issuer Party and all such Intellectual Property owned by another Person.

3 CHAR1\1895799v7 “Cap” has the meaning specified in Section 10.4(a). “CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act of 2020, as well as any related sections of such statute, and any regulations promulgated thereunder or requirements of the SBA, the United States Department of Treasury or the Federal Reserve, in each case as any may be further amended, and the related Paycheck Protection Program and Healthcare Enhancement Act of 2020 and Paycheck Protection Program Flexibility Act of 2020, as may be amended. “Closing” has the meaning specified in Section 3.1. “Closing Date” has the meaning specified in Section 3.1. “Code” means the Internal Revenue Code of 1986. “Common Stock” has the meaning specified in the Recitals. “Company Benefit Plan” has the meaning specified in Section 4.16. “Competing Transaction” means any proposal or offer from any Person (other than the Hale Investors) relating to any direct or indirect acquisition, in one transaction or a series of transactions, including any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, or similar transaction, of the Issuer or the property and casualty insurance policies administered by the Issuer. “Computer Databases” means all electronic records, data and collections of the foregoing that can be accessed or read by a computer. “Computer Software” means all types of computer software programs including operating systems, application programs, software tools, firmware and software imbedded in equipment, including both object code and source code versions thereof and all written or electronic materials that explain the structure or use of software or that were used in the development of software, including logic diagrams, flow charts, code notes, procedural diagrams, error reports, manuals and training materials . “Confidential Information” has the meaning specified in Section 6.6(a). “Contract” means any contract, obligation, understanding, commitment, lease, license, purchase order, bid or other agreement, whether written or oral and whether express or implied, together with all amendments and modifications thereto. “Copyrights” means all works of authorship, regardless of the medium of fixation or means of expression, and all associated registrations and applications for registration, under the copyright laws of the United States or any other foreign country, for the full term and all renewals, extensions and restorations thereof. “Damages” means all losses, Liabilities, damages, deficiencies, assessments, awards, judgments, penalties, reasonable amounts paid or incurred in defense or settlement, fees, costs and expenses (including interest, court and other legal proceeding costs and reasonable attorneys’ fees, fees of experts and witnesses and other legal costs and expenses) incurred or suffered by any Indemnified Party, including reasonably foreseeable lost profits and diminution in value to the Common Stock but in any event shall exclude any consequential damages (other than reasonably foreseeable lost profits and diminution in value to the Common Stock) and punitive or exemplary damages except to the extent awarded a third party.

4 CHAR1\1895799v7 “Debt” means, with respect to any Person (and without duplication): (a) all obligations of such Person for borrowed money (including all principal, interest, penalties, fees, premiums or other amounts owed in respect thereof); (b) all deferred purchase price obligations of such Person (other than current trade payables that are not past due and that are payable in accordance with customary practices), including any earnouts, whether contingent or otherwise; (c) all other obligations of such Person evidenced by notes, bonds, debentures or similar instruments, but not including operating lease obligations that would not be classified as a balance sheet liability in accordance with GAAP; (d) all capital or financing lease obligations of such Person that would be classified as a balance sheet liability in accordance with GAAP; (e) all obligations of such Person relating to interest rate protection, swap agreements, hedging arrangements and collar agreements; (f) all obligations of such Person secured by any Lien existing on any property or asset owned by such Person (other than Permitted Liens), including all obligations related to financing secured by assets such as receivables (i.e. factoring and other asset based borrowing); (g) all unfunded or underfunded pension plan obligations of such Person, less any reserves established with respect thereto; (h) all reimbursement obligations of such Person relating to letters of credit, bankers’ acceptances, surety or other bonds or similar instruments (to the extent drawn); (i) all financial obligations to Equity owners solely in such capacity that are owed pursuant to existing agreements and unpaid as of immediately prior to the Closing Date (for the avoidance of doubt, any ordinary course obligations for services rendered during the current payroll period by natural persons in their capacities as employees or independent contractors are excluded); (j) any dividends or distributions declared and payable to Equity owners; (k) the excess of accrued and unpaid Taxes of the Issuer Parties for any taxable period ending on or prior to the Closing Date or the portion of a Straddle Period ending on and including the Closing Date, in each case that are due after Closing, over any estimated Tax payments made by the Issuer Parties with respect to such Taxes; (l) obligations for any Economic Injury Disaster Loan, or other loan obtained, or Tax in respect of a taxable period ending on or prior to the Closing Date or the portion of a Straddle Period ending on and including the Closing Date that has been delayed or deferred, in each case pursuant to or in connection with the CARES Act or any other Law of any Governmental Authority or similar program enacted by any Person in response to the COVID-19 pandemic and (m) all obligations of such Person in the nature of Guarantees of the obligations described in clauses (a) through (l) above of any other Person; provided, however, that for the avoidance of doubt, (1) Liabilities relating to the Policies or insurance policies issued to insureds by or in the name of the Issuer and (2) Transaction Expenses shall not be included in Debt. “Effective Time” has the meaning specified in Section 3.1. “Environmental Laws” means any and all Laws relating to hazardous or toxic materials, substances, wastes or contaminants, or the protection of the environment or natural resources, as in effect on and as interpreted as of the date hereof. “Equity” means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents of such Person’s capital stock, partnership interests, membership interests, limited liability company interests or other equivalent equity or ownership interests and any rights, warrants, options or other securities exchangeable or exercisable for or convertible into such capital stock or other equity or ownership interests (whether or not embedded in other securities). “ERISA” has the meaning specified in Section 4.16. “Estimated Closing Date Schedule” has the meaning specified in Section 2.2(a). “Estimated Debt” means the estimated aggregate amount of Debt of the Issuer as of the close of business on the day prior to Closing (without taking into account the occurrence of the Closing).

5 CHAR1\1895799v7 “Estimated Surplus” means the estimated Surplus as of the Effective Time (without taking into account the occurrence of the Closing). “Estimated Transaction Expenses” means the estimated aggregate amount of Transaction Expenses calculated as of the Effective Time (without taking into account the occurrence of the Closing). “Executory Period” has the meaning specified in Section 6.1. “FedNat Commitment” means $10,000,000 to be invested by FNHC at the time of the Closing. “FedNat Indemnified Parties” has the meaning specified in Section 10.2(b). “Fidelity Bond” means any bond or similar surety obligation relating to the business conducted by, or any Permit held by, any Issuer Party, including any performance bond, payment bond, guarantee bond, fidelity bond, surety bond or other similar bond. “Fiduciary Accounts Payable” means accounts payable for premium payables, surplus lines premium tax payables and stamping fees for any Insurance Policy bound prior to the Closing Date for which an Issuer Party has an obligation to pay such accounts payable from Fiduciary Accounts Receivable or fiduciary bank accounts to a carrier or a Governmental Authority. “Fiduciary Accounts Receivable” means that portion of the fiduciary accounts receivable for an Insurance Policy bound prior to the Closing Date for which an Issuer Party has an obligation to pay such accounts receivable amount received to a carrier or a producer. “Financial Statements” has the meaning specified in Section 4.6(a). “FNHC” has the meaning specified in the Preamble. “FNIC” has the meaning specified in the Preamble. “FOIR” has the meaning specified in the Recitals. “Fraud” means a misrepresentation or omission (i) made either with knowledge or belief as to its falsity, (ii) with an intent to induce the other Person to act or refrain from acting, (iii) in which such other Person acted or refrained from acting in reliance on such representation and (iv) such reliance resulted in Damages to such other Person; provided, however, that for the avoidance of doubt, constructive fraud, fraud by negligent or innocent misrepresentation and fraud by reckless conduct shall not be deemed to constitute Fraud. “Fundamental Representations” has the meaning specified in Section 10.1. “GAAP” means generally accepted accounting principles in the United States, consistently applied. “Governmental Authority” means any federal, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court or tribunal, including any entity or organization with the authority to regulate the Business in any jurisdiction in which any Issuer Party operates, including the Florida Office of Insurance Regulation. “Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority.

6 CHAR1\1895799v7 “Guarantee” means, with respect to any Person, (a) any guarantee of the payment or performance of, or any contingent obligation in respect of, any Debt of any other Person and (b) any other arrangement whereby credit is extended to any obligor (other than such Person) on the basis of any promise or undertaking of such Person (i) to pay the Debt of such obligor, (ii) to purchase any obligation owed by such obligor, (iii) to purchase or lease assets under circumstances that are designed to enable such obligor to discharge one or more of its obligations or (iv) to maintain the capital, working capital, solvency or general financial condition of such obligor. “Hale Investors” means Hale Partnership Fund, LP; MGEN II – Hale Fund, LP; Clark - Hale Fund, LP; Smith - Hale Fund, LP, Dickinson - Hale Fund, LP; The Vanderbilt University “VUA Hale SMA”; Hale ICFG Fund, LP and National Consumer Title Insurance Company. “Hale Representative” has the meaning specified in Section 2.2(a). “Harmful Code” means any mechanism, device or computer code designed or intended to have, or intended to be capable of performing, any of the following functions: (a) disrupting, disabling, harming, interfering or otherwise impeding in any manner the operation of, or providing unauthorized access to, computer hardware, a computer system or network or other device on which such mechanism, device or computer code is stored or installed; or (b) collecting, damaging or destroying any information, data or file, in each case, without the user’s consent. “Hazardous Material” means any (a) pollutant, contaminant or chemical, (b) industrial, solid, liquid or gaseous toxic or hazardous substance, material or waste, (c) petroleum or any fraction or product thereof, (d) asbestos or asbestos-containing material, (e) polychlorinated biphenyl, (f) chlorofluorocarbons, and (g) other substance, material or waste, in each case, which are regulated under any Environmental Law. “HPCM” means Hale Partnership Capital Management, LLC, a North Carolina limited liability company. “Indemnification Claim” has the meaning specified in Section 10.3(a). “Indemnified Party” has the meaning specified in Section 10.3(a). “Indemnitor” means the Party required to provide indemnification pursuant to Section 10.2, such Party being the Hale Investors in relation to the FedNat Indemnified Parties and FNHC in relation to the Investor Indemnified Parties. “Insurance Contract” means any contract, agreement or policy of insurance or reinsurance, binder, slip, endorsement or certificate, and forms with respect thereto, including any variable, fixed, indexed or payout annuity, guaranteed investment contract and any other Insurance Policy or insurance or annuity contract or certificate issued, ceded or assumed by the Issuer or FNIC. “Insurance Law” means all Laws applicable to the business of insurance or the regulation of insurance companies, whether Federal, national, provincial, state, local, foreign or multinational, and all applicable orders, directives of, and market conduct recommendations resulting from market conduct examinations of, Insurance Regulators. “Insurance Policies” has the meaning specified in Section 4.9. “Insurance Regulators” means any Governmental Entity regulating the business of insurance under Insurance Laws, including without limitation the FOIR.

7 CHAR1\1895799v7 “Intellectual Property” means all Marks, Patents, Copyrights, Trade Secrets, Know How, Computer Software, Computer Databases, Websites and Internet Domain Names. “Intellectual Property Rights” means all worldwide proprietary and other rights in Intellectual Property, including all remedies against past and future infringement or misappropriation thereof and all rights to the protection of any interests therein under any applicable Law. “Internet Domain Names” means domain names, host names, URLs and all applications to register the same. “Invested Capital Amount” has the meaning specified in Section 2.1. “Investment” has the meaning specified in the Recitals. “Investor Indemnified Parties” has the meaning specified in Section 10.2(a). “Issuer” has the meaning specified in the Preamble. “Issuer Parties” has the meaning specified in the Preamble. “Issuer Tax Contest Claim” has the meaning specified in Section 7.2(d). “IT Systems” has the meaning specified in Section 4.22(j). “Joint Authorization” has the meaning specified in the Recitals. “Know How” means ideas, designs, concepts, compilations of information, methods, techniques, procedures and processes, whether or not patentable. “Law” means any statute, law, code, ordinance, rule, regulation or Governmental Order, in each case, of any Governmental Authority. “Lease Options” has the meaning specified in Section 4.21(iv). “Leased Real Property” means all real property and interests therein leased, subleased or otherwise occupied or used by any Issuer Party. “Leases” has the meaning specified in Section 4.21. “Liability” of a Person means any obligation (contractual, legal or otherw ise) or other liability of such Person, whether absolute, accrued, unaccrued, contingent, fixed or otherwise, whether known or unknown, and whether due or to become due. “Licensed Database” means any Computer Database owned by another Person and licensed to or otherwise used by any Issuer Party in connection with the Business. “Licensed Software” means any Computer Software owned by another Person and licensed to or otherwise used by any Issuer Party in connection with the Business, except for Off-the-Shelf Software. “Lien” means any mortgage, deed of trust, pledge, hypothecation, encumbrance, security interest, charge, option, warrant, right of first refusal, adverse claim, community property interest, equitable interest,

8 CHAR1\1895799v7 restriction on title or transfer, proxy, easement, profit, license, servitude, right of way, covenant, zoning restriction or other lien of any kind. “Made Available” means that the Issuer Parties have posted such materials to the IntraLinks virtual data room to which the Hale Investors and their representatives have been granted access during the negotiation of this Agreement, but only if so posted on or prior to the date that is two (2) Business Days prior to the date of this Agreement. “Marks” means statutory and common law trademarks, trade dress, service marks, logos, trade names, business names, and other names, and the goodwill associated therewith, now existing or hereafter adopted or acquired, and all registrations and applications to register the same, under the Laws of the United States or any other foreign country, for the full term and all renewals thereof. “Material Adverse Effect” means any change, event, fact, circumstance or effect that, alone or in combination with any other changes, events, facts, circumstances or effects, has had or would reasonably be expected to have a material adverse effect on the business, assets, results of operations or condition (financial or otherwise) of the Issuer Parties (taken as a whole), except for any changes, events, facts, circumstances or effects to the extent resulting from (a) any change in applicable Laws or GAAP or any interpretation thereof arising after the date hereof, (b) any change in general economic (including interest rates), regulatory, weather or political conditions, (c) any change generally affecting the industries in which the Issuer Parties operate, (d) acts of God, including any earthquakes, hurricanes, tornadoes, floods or other natural disasters, (e) any acts of terrorism or war or the outbreak or escalation of hostilities or change in geopolitical conditions, (f) the effects of COVID-19, epidemics, pandemics or disease outbreak, (g) failure by any of the Issuer Parties to meet any revenue, earnings, premium written or other financial projections or forecasts (it being understood that the underlying cause of the failure to meet such projections or forecasts shall be taken into account in determining whether a Material Adverse Effect has occurred or could occur), (h) actions or omissions of any Issuer Party that are required by this Agreement or the Transaction Documents or that are taken with the express written consent or at the express written request of the Hale Investors, (i) any breach or violation of any provision of this Agreement or the Transaction Documents by the Hale Investor, (j) the negotiation, execution, announcement or performance as contemplated therein of this Agreement or the Transaction Documents, including any communication by the Hale Investors regarding plans, proposals or projections with respect to the business of the Issuer Parties and (k) the pendency or consummation of the transactions expressly contemplated by this Agreement or the Transaction Documents, including by reason of the identity of, or any fact or circumstance relating to, the Hale Investors; provided, however, that to the extent such changes, events, facts, circumstances or effects have had or would reasonably be expected to have a disproportionate effect on the Issuer Parties (taken as a whole), then such changes, events, facts, circumstances or effects shall be taken into account in determining whether a Material Adverse Effect has occurred. “Material Contracts” has the meaning specified in Section 4.15(a). “New Management Agreement” has the meaning specified in Section 3.2(e). “New Shares” has the meaning specified in Section 2.1. “Non-Governmental Third Party Consents” has the meaning specified in Section 7.1(a). “Off-the-Shelf Software” means commercially available off-the-shelf Computer Software where the aggregate payments under the applicable license agreement are less than $5,000 per year.

9 CHAR1\1895799v7 “Organizational Documents” means (a) any certificate or articles of incorporation, organization or formation, any bylaws or limited liability company or operating agreement, (b) any documents comparable to those described in clause (a) as may be applicable pursuant to any Law and (c) any amendment or modification to any of the foregoing. “Party” or “Parties” has the meaning specified in the preamble hereto. “Patents” means issued U.S. and foreign patents and pending patent applications (and all patents that issue therefrom), patent disclosures, and any and all divisions, continuations, continuations -in-part, continuing prosecution applications, reissues and reexaminations thereof, for the full term thereof, as well as all inventions disclosed in any of the foregoing. “Payment Card Industry Data Security Standard” means the Payment Card Industry Data Security Standard promulgated by the Payment Card Industry Standards Council, including all prior versions thereof and updates thereto. “Payoff Letters” has the meaning specified in Section 3.2(i). “Permit” means any license, approval, consent, franchise, registration, permit or similar right issued or granted by any Governmental Authority or pursuant to any Law. “Permitted Liens” means (a) mechanic’s, materialmen’s, carriers’, warehouseman’s, landlord’s and similar statutory Liens incurred in the ordinary course of business for monies not yet due, (b) Liens for Taxes not yet due or which are being contested in good faith through appropriate proceedings, (c) Liens securing rental payments under capital lease agreements, (d) easements, rights-of-way, zoning restrictions, licenses, existing building restrictions, covenants, ordinances, easements of roads, privileges or rights of public service companies, reservations or restrictions on use and other similar encumbrances relating to real property that are matters of record and that do not prohibit or materially impair the present use, occupancy or marketability of title of such real property, and (e) Liens under any Fidelity Bond set forth on Schedule 4.15. “Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, governmental agency or instrumentality or other entity of any kind. “Personal Information” means information and data that is linked or linkable to a natural person, including, without limitation, any information specifically defined or identified in any privacy policy of any Issuer Party as “personal information,” “personal data,” “personally identifiable information,” or “PII” and expressly includes all Protected Health Information (as defined in the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act, and the implementing regulations issued thereunder). Personal Information may relate to any identifiable natural person, including a current, prospective or former customer, employee or vendor of any Person. Personal Information includes information in any form, including paper, electronic and other forms. “Policy Cancellation and Assumption” has the meaning specified in the Recitals. “Private Tribunal” means any non-Governmental Authority that offers dispute resolution services, administration, or management, including the American Arbitration Association, JAMS, National Arbitration Forum, or other arbitration services provider.

10 CHAR1\1895799v7 “Proprietary Database” means any Computer Database owned by any Issuer Party and used in connection with the operation of the Business. “Proprietary Software” means any Computer Software owned by any Issuer Party and used in connection with the operation of the Business. Reinsurance Agreement” shall mean any reinsurance agreement to which the Issuer or FNIC (with respect to an Insurance Policy to be assumed by the Issuer pursuant to the Policy Cancellation and Assumption) is a party and has any existing material rights or material obligations. “Refund Amount” has the meaning specified in Section 7.2(g). “Registered Intellectual Property” means all United States and foreign (a) Patents, (b) registered Marks, applications to register Marks, intent to use applications or other registrations or applications related to Marks, (c) registered Copyrights and applications for Copyright registration, and (d) Internet Domain Names. “Related Person” means (a) with respect to a specified individual, any member of such individual’s Family and any Affiliate of any member of such individual’s Family, and (b) with respect to a specified Person other than an individual, any Affiliate of such Person and any member of the Family of any such Affiliates that are individuals. The “Family” of a specified individual means the individual, such individual’s spouse and former spouses, such individual’s or his or her spouse’s first cousin, uncle, aunt, grandparent, grandchild, niece or nephew, and any other individual who resides with the specified individual. “Renewal Rights” mean the Issuer Parties’ existing rights (if any) to renew or rewrite all in-force insurance contracts, policies, binders, riders, endorsements or extensions thereto brokered, placed, issued or written by such Issuer Party that are for the Accounts, upon expiration, cancellation or anniversary thereof, to the extent such right does not infringe upon contractual rights of agents or brokers or otherwise violate any applicable Law. “Required Consents” has the meaning specified in Section 3.2(l). “Restructure Agreement” has the meaning specified in the Preamble. “Securities Act” means the Securities Act of 1933. “Shareholders Agreement” has the meaning specified in the Restructure Agreement. “Straddle Period” means a taxable period that includes (but does not end on) the Closing Date (it being understood that in the case of any Straddle Period, the allocation of Taxes between the Tax period ending on and the Tax period beginning after the Closing Date shall be determined based on an interim closing of the books as of the close of business on the Closing Date (provided that exemptions, allowances or deductions that are calculated on an annual basis shall be apportioned between the two periods on a daily basis), except for property Taxes, ad valorem Taxes and other similar Taxes calculated without regard to income or receipts (which shall be prorated on a daily basis)). “Subsidiary” means, with respect to a Person, a corporation or other entity of which more than fifty percent (50%) of the voting power of its Equity is owned, directly or indirectly, by such Person.

11 CHAR1\1895799v7 “Surplus” means the “capital and surplus” of MNIC as determined in a manner consistent with the preparation of MNIC’s “statutory basis” Financial Statements (and reflecting applicable statutory principles and standards under Florida insurance Laws) as of immediately prior to the Effective Time (i.e., 11:59 p.m. on the day immediately preceding the Closing Date), and without giving effect to the Closing, it being understood and agreed that Debt and Transaction Expenses shall not reduce the Surplus. For the avoidance of doubt, Surplus shall consist of the line items set forth on Exhibit B. “Tail Coverage Cost” means all insurance premiums, fees, Taxes and other expenses associated with the “tail” coverages being purchased pursuant to Section 6.5. “Tax Return” means any return, declaration, report, statement or other document filed or required to be filed with a Governmental Authority with respect to Taxes, including any claim for refund of Taxes and any amendments or supplements of any of the foregoing. “Taxes” means (a) all federal, state, local, foreign or other taxes, including all income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, customs duties, capital stock, ad valorem, value added, inventory, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, escheat or unclaimed property, alternative or add-on minimum or estimated taxes, and including any interest, penalty or addition thereto, in each case, imposed by a Governmental Authority and whether disputed or not and (b) any Liability in respect of any items described in clause (a) payable by reason of Contract, assumption, transferee or successor liability, operation of Law, Treasury Regulation Section 1.1502-6(a) or otherwise. “Trade Secrets” means any data or information of a Person that is not commonly known by or available to the public and which (a) derives economic value, actual or potential, from not being generally known to and not being readily ascertainable by proper means by other Persons who can obtain economic value from its disclosure or use and (b) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. “Transaction Documents” means this Agreement and all other written agreements, documents and certificates contemplated by this Agreement and the Restructure Agreement. “Transaction Expenses” means, without duplication, all fees, costs, expenses and disbursements incurred by any Issuer Party or any Hale Investor (or for which any of them has any liability), in each case to the extent (a) arising in connection with the negotiation, preparation, execution or consummation of this Agreement or any of the Transactions and, in the case of the Hale Investors, also including fees, costs, expenses and disbursements incurred in connection with the 2021-2022 negotiation between the Hale Investors (or their Affiliates) and FedNat of that certain term sheet regarding a proposed debt investment into FNHC, (b) arising or accruing on or prior to the Closing Date and (c) not paid prior to the Closing. For the sake of clarity, “Transaction Expenses” shall include (i) the Tail Coverage Cost and (ii) any Transaction- related bonus payment to any employee or consultant of any Issuer Party or Affiliate thereof and any payment relating to any Equity plan or award of any Issuer Party, together with, in each case, the employer portion of any payroll, social security, unemployment or similar Taxes attributable to such compensatory payment, but shall not include any amounts to the extent included in Debt of the Issuer Parties or Surplus (in each case, as finally determined) and (ii) shall include the Tail Coverage Cost. FNHC and FNIC acknowledge that they are wholly responsible for payment of such Transaction Expenses. “Transactions” means the transactions contemplated by the Transaction Documents.

12 CHAR1\1895799v7 “Transfer Taxes” means all transfer, sales, use, value added, documentary and stamp Taxes, all conveyance fees and recording charges and all other similar Taxes (including any real property or leasehold interest transfer or gains Tax and any similar Tax) incurred in connection with the Transactions. “WARN Act” means Worker Adjustment and Retraining Notification Act of 1988. “Websites” means all websites that are operated, managed or controlled through an Internet Domain Name, whether on an exclusive or nonexclusive basis, including all content, elements, data, information, materials, hypertext markup language (HTML), software and code, works of authorship, textual works, visual works, aural works, audiovisual works and functionality embodied in, published or available through each such website, as well as the look and feel associated therewith. 1.2 Construction. (a) Unless the context of this Agreement otherwise requires: (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement; (iv) the terms “Article,” “Section,” “Schedule” or “Annex” refer to the specified Article or Section of, or Schedule or Annex to, this Agreement; (v) the words “include,” “includes,” and “including” do not limit the preceding terms or words and shall be deemed to be followed by the words “without limitation;” and (vi) the word “or” shall be disjunctive but not exclusive. (b) Unless the context of this Agreement otherwise requires, references to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto. (c) Unless the context of this Agreement otherwise requires, references to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation, in each case as in effect on the date hereof and on the Closing Date. (d) The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent and no rule of strict construction shall be applied against any Party. (e) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. Any date that falls on a date that is not a Business Day shall be deemed to refer to the next succeeding Business Day. (f) All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP. 1.3 Knowledge. As used herein, the phrase “to the knowledge” (or any similar phrase) of any Person shall mean the knowledge of, and the knowledge that would be obtained after reasonable inquiry by, (a) in the case of the Issuer Parties, Michael H. Braun, Erick A. Fernandez, J. Gordon Jennings, III, Bruce

13 CHAR1\1895799v7 Simberg, Jenifer Kimbrough, Dave Michelson and Scott Fest, and (b) in the case of any other Person, such Person’s executive officers. ARTICLE II. SALE AND PURCHASE 2.1 Sale and Purchase. Upon the terms and subject to the conditions of this Agreement, at the Closing, the Hale Investors shall make the Investment, with each Hale Investor to contribute to the Issuer the committed capital amount set forth on Exhibit A attached hereto (each Hale Investor’s “Invested Capital Amount”). The Issuer shall, at the Closing and upon the terms and subject to the conditions of this Agreement, issue to the Hale Investors that number of shares of Common Stock determined by dividing the Invested Capital Amount by the Agreed Per Share Value. The Parties will update Exhibit A, prior to Closing and upon determination of the Agreed Per Share Value, to reflect the number of Issuer shares for which each Hale Investor has therefore subscribed (collectively, the “New Shares”) and the resulting percentage ownership of each of the Hale Investors in the Issuer. 2.2 Determinations for Policy Assumption and Cancellation and Redemption Note. (a) No later than May 16, 2022, FNHC and FNIC will cause the Issuer to deliver to Steven A. Hale, II, as the representative of the Hale Investors (the “Hale Representative”), a list, identifying the Florida in-force insurance policies to be assumed in the Policy Cancellation and Assumption pursuant to the Assumption Agreement (as defined in the Restructure Agreement). In recognition of the Redemption Note (as defined in the Restructure Agreement) to be issued to FNIC at or promptly following Closing, FNHC and FNIC agree, no later than May 25, 2022, to cause the Issuer to deliver to the Hale Representative a schedule (together with reasonable supporting details, the “Estimated Closing Date Schedule”) setting forth a good faith estimate of the following: (i) the Estimated Surplus (which shall be determined on a basis consistent with the methodology set forth on Exhibit B) and, if applicable, any reasonably anticipated increase or decrease in the amount of the same expected by the Closing Date; (ii) the Estimated Debt; and (iii) the resulting principal amount of the Redemption Note. (b) The Hale Representative shall have four (4) Business Days in which to review and provide any comments on, or requested changes to, each of the Policy Cancellation and Assumption list and Estimated Closing Date Schedule. The Issuer will promptly respond to and, absent material objection, incorporate such comments and changes to enable the Parties to present the Policy Cancellation and Assumption list to the FOIR on May 31, 2022. (c) If the FOIR approves the $25,000,000 capital investment contemplated hereby and the Policy Cancellation and Assumption, the Issuer will, by noon on the Business Day preceding the Closing Date, (i) update the Estimated Closing Date Schedule to reflect any changes in Surplus or Debt which have occurred between delivery of the Estimated Closing Date Schedule and Closing, (ii) provide the Hale Investors with wire instructions for transfer of their respective Invested Capital Amounts and, (iii) prior to Closing, file with the Secretary of State of the State of Florida an amendment to its Articles of Incorporation changing the name of the Issuer and increasing the authorized shares of the Issuer’s Common Stock as described in the Restructure Agreement (the Issuer’s Articles of Incorporation, as so amended, the “Amended Articles”). Evidence of Florida’s acceptance of such amendment is, as noted below, a condition to Closing.

14 CHAR1\1895799v7 (d) At the Closing, each Hale Investor shall transmit its Invested Capital Amount to the Issuer, by wire transfer of immediately available funds in accordance with the wire instructions provided pursuant to Section 2.2(c) above. ARTICLE III. CLOSING 3.1 Closing. Subject to the terms and conditions of this Agreement, including the satisfaction or waiver of the conditions set forth in Article VIII hereof (other than those conditions that by their terms are to be satisfied at the Closing), the closing of the Investment (the “Closing”) shall take place at the time and in the manner set forth in Section 3.1 of the Restructure Agreement. The date on which the Closing actually occurs is referred to in this Agreement and in the Restructure Agreement as the “Closing Date”. The Closing shall be deemed effective as of 12:01 a.m. on the Closing Date (the “Effective Time”). 3.2 Issuer Party Closing Deliveries. At the Closing, the Issuer Parties shall pay, on behalf of the Hale Investors, those Transaction Expenses incurred by the Hale Investors and shall deliver (or cause to be delivered) to the Hale Investors all of the following (dated as of the Closing Date, unless otherwise indicated) and: (a) A file-stamped copy of the Amended Articles. (b) The restated Bylaws of the Issuer in the form attached hereto as Exhibit C; (c) The Shareholders Agreement, duly executed by FNHC; (d) A consent order issued by the FOIR approving the Policy Cancellation and Assumption (and the Assumption Agreement documenting the assumption portion of such transaction); (e) Evidence of the termination of that certain Management Agreement entered into as of the 1st day of March 2018 by and between FNHC and the Issuer and the entrance into a Management Agreement effective as of Closing substantially similar in form thereto but by and between HPCM and the Issuer, replacing the Management Agreement above and executed by a duly authorized officer of the Issuer (the “New Management Agreement”), in each case as further described in Section 1.9 of the Restructure Agreement; (f) Amendments or restatements, where applicable, to the Approved Related Party Agreements, executed by the Issuer and the applicable FNHC Affiliate. (g) Effective as of Closing, the written resignations, in form and substance reasonably acceptable to the Hale Investors, of each member of the Board and each officer of the Issuer; (h) Certificates representing the New Shares (free and clear of all Liens); (i) Payoff letters or releases with respect to all outstanding Debt of the Issuer, dated as of the Closing Date or within a reasonable period of time prior to the Closing Date, and all documentation necessary or desirable to obtain releases of all Liens related to such Debt, including appropriate UCC termination statements, in each case in form and substance reasonably acceptable to the Hale Investors (the “Payoff Letters”); (j) The certificates referenced in Section 8.2(d);

15 CHAR1\1895799v7 (k) A certificate, duly executed by the secretary (or similar officer) of the Issuer, certifying as to (i) the Issuer’s Organizational Documents, both prior to Closing and following the amendments at Closing, and the incumbency of its officers executing this Agreement and the other Transaction Documents (to the extent the Issuer is party thereto), (ii) the resolutions of the Board and the boards of directors of each of FNHC and FNIC authorizing the execution, delivery and performance by the Issuer Parties of this Agreement and the other Transaction Documents (to the extent such Issuer Party is party thereto), and (iii) the good standing or existence of the Issuer, together with (A) a certificate issued by the secretary of state of the State of Florida as of a recent date certifying the Issuer’s good standing or existence and (B) a certificate issued by each secretary of state in each state, if any, in which the Issuer is qualified or authorized to conduct business as a foreign corporation or entity as of a recent date certifying the Issuer’s qualification or authorization; (l) The consents set forth on Schedule 3.2(l) (the “Required Consents”), in form and substance reasonably acceptable to the Hale Representative; (m) Such other documents as the Hale Investors may reasonably request for the purpose of facilitating the performance or consummation of the Investment; and (n) All additional documents and consents required from the Issuer Parties by the Restructure Agreement for the closing of the transactions contemplated thereby. 3.3 Hale Investor Closing Deliveries. At the Closing, the Hale Investors shall deliver (or cause to be delivered) to the Issuer Parties all of the following (dated as of the Closing Date, unless otherwise indicated): (a) The Investment; (b) The New Management Agreement, duly executed by HPCM; (c) The Shareholders Agreement, duly executed by each Hale Investor; and (d) Such other documents as the Issuer may reasonably request for the purpose of facilitating the performance or consummation of the Investment and those additional documents and consents, if any, required from the Hale Investors by the Restructure Agreement for the closing of the transactions contemplated thereby. ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF THE ISSUER PARTIES Except as set forth in the Schedules to this Agreement, the Issuer, FNHC and FNIC, jointly and severally, represent and warrant to the Hale Investors as follows: 4.1 Organization of the Issuer. The Issuer has been duly incorporated and is validly existing as a corporation in good standing in the State of Florida. The Issuer is not qualified to conduct business as a foreign company in any other jurisdiction. The Issuer has the power and authority to conduct its business as it is now being conducted. The Issuer Parties have Made Available to the Hale Investors true, correct and complete copies of the Organizational Documents of the Issuer and the other Issuer Parties. 4.2 Due Authorization. Each Issuer Party has all requisite power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the Transactions. The execution and delivery by such Issuer

16 CHAR1\1895799v7 Party of each of the Transaction Documents to which it is a party and the performance by it of the Transactions have been duly and validly authorized and approved by all requisite corporate action on its part, and no other proceeding on the part of such Issuer Party is necessary to authorize the Transaction Documents to which it is a party. Each Transaction Document to which such Issuer Party is a party constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity. 4.3 No Conflict. Except as set forth on Schedule 4.3, subject to the receipt of FOIR approval, neither the execution and delivery of any Transaction Document by any Issuer Party, nor the performance of the Transactions, will, directly or indirectly, with or without notice or lapse of time or both: (a) violate any Organizational Documents of an Issuer Party; (b) violate any Law to which any Issuer Party or any asset or property owned or used by it is subject; (c) result in the creation of any Lien upon any of the assets or properties of any Issuer Party; or (d) violate, conflict with, result in a breach of, result in a revocation of, constitute a default under, result in the acceleration of or give any Person the right to accelerate the maturity or performance of, or to cancel, terminate, modify, or exercise any remedy under, any (i) Material Contract, (ii) Permit held by or issued to any Issuer Party, or (iii) Contract to which any Issuer Party is a party. 4.4 Governmental Authorities; Consents. Except as set forth on Schedule 4.4, no consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or other Person is required on the part of any Issuer Party with respect to its execution, delivery or performance of any of the Transaction Documents or the consummation of the Transactions. 4.5 Capitalization. (a) Schedule 4.5(a) lists the authorized and outstanding Equity of the Issuer and FNIC, as well as the name of each record holder of such Equity and the number and class of such Equity held by such holder. All of the outstanding Equity of the Issuer is owned, of record by FNIC and beneficially, by FNHC and its stockholders, free and clear of all Liens. Except as set forth on Schedule 4.5(a), there is no voting trust or other Contract (other than this Agreement) to which any Issuer Party is a party or is bound with respect to the voting, registration or transfer of the Equity of the Issuer. All of the outstanding Equity of the Issuer has been duly authorized and is validly issued, fully paid and nonassessable. The Issuer does not control directly or indirectly, or have any direct or indirect Equity ownership in, any Person. The Issuer Parties have Made Available to the Hale Investors full and complete copies of the minute books, stock certificates and capitalization table of the Issuer. (b) The Issuer has not granted any outstanding options, warrants, rights or other securities convertible into or exchangeable or exercisable for its Equity, or entered into any other Contract (besides this Agreement, the Restructure Agreement and the Redemption Agreement) providing for it to issue additional Equity or for the repurchase or redemption of its Equity, and, except for this Agreement and the Restructure Agreement, there is no Contract of any kind which may obligate it to issue, purchase, redeem or otherwise acquire any of its Equity. 4.6 Financial Statements; No Undisclosed Liabilities; Debt; Accounting Controls. (a) Attached as Schedule 4.6(a)(i) are (i) the audited consolidated balance sheet and statements of income and cash flows of FNHC as of December 31, 2020 and 2021, (ii) the unaudited balance sheet of FNHC as of March 31, 2022 and the unaudited statements of income and cash flows of FNHC as of March 31, 2022 (the “Financial Statements”). Except as set forth on Schedule 4.6(a)(ii), the Financial Statements (x) have been prepared in accordance with GAAP and present

17 CHAR1\1895799v7 fairly, in all material respects, the financial position and results of operations of each of FNHC and its Subsidiaries as of the dates and for the periods indicated in such Financial Statements and (y) have been prepared on a consistent basis throughout the period involved and in accordance with FNHC’s historic accounting policies and practices; provided, however, that all unaudited Financial Statements lack notes and the Financial Statements for the period ended March 31, 2022 are subject to normal, recurring year-end adjustments, none of which adjustments, individually or in the aggregate, will be material in amount or nature. The Issuer’s books and records (I) are complete and correct in all material respects and all material transactions to which the Issuer is or has been a party are accurately reflected therein on an accrual basis and (II) form the basis for the Financial Statements. At the Closing, all material books and records of the Issuer will be delivered to HPCM. (b) The Issuer has no Liabilities, except: (i) Liabilities set forth on the face of or reserved against in the Financial Statements; (ii) Liabilities set forth on Schedule 4.6(b); or (iii) Liabilities incurred since January 31, 2022 in the ordinary course of business consistent with past practices, none of which is, alone or in the aggregate, material to the financial condition or operating results of the Issuer Parties. (c) Schedule 4.6(c) sets forth all Debt of the Issuer and, to the extent secured by the Equity or assets of the Issuer, the Debt of the other Issuer Parties. (d) Except as set forth on Schedule 4.6(d), no Issuer Party has Guaranteed or become subject to a similar contingent obligation in respect of any Liability of any customer, supplier, contractor, subcontractor or other Person to which it sells, leases or provides any goods or services or with which it has a business relationship. No Issuer Party is party to any off-balance sheet arrangements. (e) The accounting controls of the Issuer Parties are designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP in all material respects. 4.7 Statutory Statements. (a) Except as would not have, individually or in the aggregate, a Material Adverse Effect, since January 1, 2020, FNHC and its Subsidiaries have filed or submitted all material annual, quarterly and other periodic statements, together with all exhibits, interrogatories, notes, schedules and actuarial opinions, affirmations or certifications, in each case, required by applicable Insurance Law to be filed with or submitted to the appropriate Insurance Regulator of each jurisdiction in which it is licensed, authorized or otherwise eligible with respect to the conduct of the business of insurance or reinsurance, as applicable (collectively, the “Statutory Statements”). (b) The financial statements included in such Statutory Statements were prepared in accordance with Applicable SAP, applied on a consistent basis during the periods involved, and fairly present in all material respects the statutory financial position of the FNHC or its relevant Subsidiary as of the respective dates thereof and the results of operations and changes in capital and surplus (or stockholders’ equity, as applicable) of the FNHC or such Subsidiary for the respective periods then ended. Such Statutory Statements complied in all material respects with all applicable Insurance Laws when filed or submitted and no material violation or deficiency has been asserted in writing (or, to the Knowledge of the Issuer Parties, orally) by any Insurance Regulator with respect to any of such Statutory Statements. (c) Except as would not have, individually or in the aggregate, a Material Adverse Effect, all material deficiencies or violations noted in any examination reports of any Insurance Regulators

18 CHAR1\1895799v7 received by FNHC impacting the Issuer or the policies proposed to be assumed from FNIC in the Policy Cancellation and Assumption on or after January 1, 2020 have been cured or resolved to the satisfaction of the applicable Insurance Regulator. Without limiting the generality of the foregoing, there are no unpaid claims or assessments made in writing or, to the Knowledge of the Issuer Parties, threatened against the FNHC or any of its Insurance Subsidiaries by any insurance guaranty associations or similar organizations in connection with such association’s or other organization’s insurance guaranty fund, other than unpaid claims or assessments (i) disclosed, provided for, reflected in, reserved against or otherwise described in the Statutory Statements or (ii) as would not have, individually or in the aggregate, a Material Adverse Effect. (d) Since January 1, 2020, no material fine or penalty has been imposed on the Issuer or FNIC by any Insurance Regulator. 4.8 Insurance Regulators. Except as set forth on Schedule 4.8, (a) there is no (i) written agreement, memorandum of understanding, commitment letter or similar undertaking with any Insurance Regulator that is binding on any Issuer Party, or (ii) order or directive by, or supervisory letter or cease-and-desist order from, any Insurance Regulator that is binding on the any Issuer Party and (b) neither the Board nor the board of directors of any other Issuer Party has adopted any board resolution at the request of any Insurance Regulator, in the case of each of clauses (a) and (b), that (I) limits in any material respect the ability of the Issuer or FNIC to issue or enter into Insurance Contracts or other reinsurance or retrocession treaties or agreements, slips, binders, cover notes or other similar arrangements, (II) requires the divestiture of any material investment, (III) limits in any material respect the ability of any Issuer Party to pay dividends or (D) requires any material investment to be treated as a “nonadmitted asset” (or the local equivalent). Except for regular periodic assessments in the ordinary course of business consistent with past practice or assessments based on developments which are publicly known within the insurance industry, to the Knowledge of the Issuer Parties, no claim or assessment is pending or threatened against an Issuer Party or any other FNHC Subsidiary by any state insurance guaranty associations in connection with such association’s fund relating to insolvent insurers which if determined adversely, would, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect. 4.9 Insurance. Schedule 4.9 contains a list of all policies of insurance held by, or for the benefit of, the Issuer (the “Insurance Policies”), and sets forth the following information with respect to each Insurance Policy: the name of the insurer; the type of coverage provided; the policy number; the name of the policyholder; the period of coverage; and the amount of coverage. No insurer has denied or disputed (or otherwise reserved its rights with respect to) the coverage of any claim pending under any Insurance Policy or threatened in writing to cancel any Insurance Policy or to materially increase any insurance premium with respect to any Issuer Party. All of the Insurance Policies are now and will be until the Closing in full force and effect on an occurrence basis. The Issuer does not have and FNIC does not maintain any self- insurance arrangements. Each Issuer Party is in compliance in all material respects with all obligations relating to insurance created by Law or any Contract to which such Issuer Party is a party (including all minimum insurance payout requirements and obligations). The Issuer Parties have Made Available to the Hale Investors true, correct and complete copies of (a) each Insurance Policy issued by Issuer and (b) loss runs and outstanding claims as of a recent date with respect to each Insurance Policy issued by Issuer 4.10 Insurance Contracts. (a) All current and active Insurance Contracts placed by the Issuer or by an Issuer Party under the Issuer’s name have been placed in conformity in all material respects with applicable Law and insurance carrier guidelines, including without limitation all applicable requirements and prohibitions relating to (i) the suitability of sales and replacement of Policies and annuity products, (ii) insurance product projections and illustrations and (iii) the advertising, sales and marketing of

19 CHAR1\1895799v7 insurance and annuity products and guaranteed investment contracts. All policy and contract forms used by FNIC and the Issuer for Insurance Contracts, and all amendments, applications, marketing materials, brochures, illustrations and certificates pertaining thereto have, to the extent required by applicable Law, been approved by all applicable Governmental Entities or filed with such Governmental Entities, subject to such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect. (b) There are no claims pending or, to the knowledge of the Issuer Parties, threatened in writing by any insurance carrier regarding the validity of any Insurance Contract underwritten by such insurance carrier. The Issuer’s Interest in the Insurance Contracts and FNIC’s interests in the Insurance Contracts to be assigned in the Policy Cancellation and Assumption are free and clear of all claims or Liens. (c) The Issuer Parties have paid all premium monies or other sums invoiced by the reinsurers of the policies described in subpart (b) above and currently due on those of such policies bound or issued prior to the date hereof and as of the Closing Date, and have paid all return premiums or other related monies due and owing as of the date hereof and as of Closing Date, in each case to the extent (i) such Issuer Party has received such premiums from insureds or return premiums from insurance companies, as the case may be, or (ii) not included in Fiduciary Accounts Payable. 4.11 Reinsurance. Except as set forth on Schedule 4.11 or except as individually or in the aggregate, is not and would not be reasonably expected to be, material to the Issuer Parties, taken as a whole, (A) since January 1, 2020, no Issuer Party has received any written notice from any applicable reinsurer that any amount of reinsurance ceded by an Issuer Party or other FNHC Subsidiary, as applicable, to such counterparty will be uncollectible or otherwise defaulted upon, (B) to the Knowledge of the Issuer Parties, no party to a Reinsurance Agreement is insolvent or the subject of a rehabilitation, liquidation, conservatorship, receivership, bankruptcy or similar proceeding, (C) to the knowledge of the Issuer Parties, the financial condition of each party to a Reinsurance Agreement is not impaired to the extent that a default thereunder is reasonably anticipated, (D) there are no, and since January 1, 2020 there have been no, disputes under any Reinsurance Agreement other than disputes in the ordinary course for which adequate loss reserves have been established and (E) each Issuer Party that is party to a Reinsurance Agreement, as applicable, is entitled under any applicable insurance laws and SAP to take full reinsurance credit in its Statutory Statements for all amounts reflected therein that are recoverable by it pursuant to any Reinsurance Agreement and all such amounts recoverable have been properly recorded in its books and records of account (if so accounted therefor) and are properly reflected in its Statutory Statements, and no Governmental Entity has objected in writing to such characterization and accounting. None of the Reinsurance Agreements is finite reinsurance, financial reinsurance or such other form of reinsurance that does not meet the risk transfer requirements under applicable laws. 4.12 Insurance Accounts. (a) Schedule 4.12(a) lists (i) all retail agent or broker relationships and other similar relationships of the Issuer pursuant to which the earned commission or fees of such broker (x) during the year ending December 31, 2021 more than $25,000 of annual fees or commissions or (y) expects to earn during calendar year 2022 more than $25,000 of annual fees or commissions; and (ii) all other Accounts of any Issuer Party the loss of any of which, individually or in the aggregate with all other Accounts affiliated with such Account, would reasonably be expected to materially and adversely impact the Issuer Parties (taken as a whole). (b) To the knowledge of the Issuer Parties, none of the retail agents or brokers responsible for the Accounts listed on Schedule 4.12(a) have expressed to any Issuer Party an intention to cease

20 CHAR1\1895799v7 purchasing insurance or services through or dealing with the Issuer nor has any information been brought to the attention of any Issuer Party by such retail agent or broker which would reasonably lead any Issuer Party to believe any such retail agent or broker will alter in any material respect the amount of such purchases or dealings in the event of the consummation of the Transactions. 4.13 Litigation and Actions. Except as set forth on Schedule 4.13(a), there are no, and there have not been since January 1, 2019 any material Actions pending or, to the knowledge of the Issuer Parties, threatened in writing against any Issuer Party , in each case, which have affected or would affect the Issuer’s properties or assets. Except as set forth on Schedule 4.13(b), there is no material Action currently pending against, or which any Issuer Party intends to initiate against, any other Person. Except as set forth on Schedule 4.13(c), there is no, and there has not been since January 1, 2019 any, Governmental Order to which any Issuer Party is or has been subject. 4.14 Legal Compliance; Permits. (a) Except as set forth on Schedule 4.14(a), each Issuer Party is, and since January 1, 2019 has been, in compliance in all material respects with all applicable Laws and Permits. Except as set forth on Schedule 4.14(a), neither any Issuer Party nor any Issuer Party has received any notice or other communication from any Governmental Authority at any time since January 1, 2019 alleging that any Issuer Party is not in compliance in any material respect with any applicable Laws or Permits. (b) The Issuer and those individuals conducting the Business on its behalf have all requisite Permits required for the conduct of its business, including without limitation licenses required by the applicable insurance regulatory authorities and local business licenses. The Permits listed on Schedule 4.14(b) constitute all of the Permits necessary to conduct the Business as presently conducted and sets forth for each such Permit the lines of business currently conducted by the Issuer under such Permit (or otherwise specifies the nature of such Permit) and, where applicable, specifies the expiration date of such Permit. Such Permits are in full force and effect and are not subject to any restrictions or conditions that would limit the Business as presently conducted in any material respect. (c) No Issuer Party, nor any Issuer Party’s directors, officers or employees, has ever been convicted of or, to the knowledge of the Issuer Parties, investigated with respect to, any violation of Law related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, obstruction of an investigation, or controlled substances, or is currently involved in any pending criminal or civil action or civil proposed debarment, exclusion or other sanctioning action. No Issuer Party, nor any of its directors, officers or employees, or to the knowledge of the Issuer Parties, any other Person, acting on behalf of any Issuer, (i) has used or is using any organizational funds for any unlawful contributions, gifts, entertainment or other expenses relating to political activity, (ii) has used or is using any organizational funds for any direct or indirect unlawful payments (regardless of form, whether in money, property or services) to any foreign or domestic governmental officials or employees, (iii) has violated or is violating any provision of the United States Foreign Corrupt Practices Act of 1977 or any similar Laws of other jurisdictions, (iv) has established or maintained, or is maintaining, any unlawful fund of organizational monies or other properties, or (v) has made any bribe, unlawful rebate, unlawful payoff, influence payment, kickback or other unlawful payment (regardless of form, whether in money, property or services) of any nature, in each case in clauses (i) through (v) above in connection with the Business. None of the Issuer Parties conducts business outside of the United States.

21 CHAR1\1895799v7 (d) Schedule 4.14(d) sets forth a true and complete list of all regulatory certifications, notices, attestations or other filings required to be made by or on behalf of the Issuer with any Governmental Authority under applicable Laws in the ordinary course of its business during the 2022 calendar year (excluding, for the avoidance of doubt, any such certifications, notices, attestations or other filings required to be made by the Issuer or FNHC by virtue of, or as a consequence of, the execution of this Agreement or the consummation of the Transactions). 4.15 Material Contracts; No Defaults. (a) Schedule 4.15 contains a listing (under headings corresponding to the sub-clauses below) of the following Contracts to which the Issuer is a party or by which the Issuer is bound or to which any asset of the Issuer is subject or under which the Issuer has any rights or the performance of which is Guaranteed by an Issuer Party, other than any Contracts described in Section 4.17 (collectively, with the Leases, the Ancillary Lease Documents, the Insurance Contracts and the Contracts described in Section 4.17, the “Material Contracts”): (i) Each Contract (other than (A) purchase orders with suppliers, contractors, subcontractors or customers entered into in the ordinary course of business and (B) Contracts of the type (without giving effect to dollar thresholds) described in other clauses of this Section 4.15(a) that the Issuer reasonably anticipates will involve aggregate payments or consideration furnished by or to the Issuer of more than $25,000 in any year; (ii) Each Contract for Debt (including any Fidelity Bonds or indemnity agreements) or for the lending or investing of funds; (iii) Each Contract for any completed or future disposition or acquisition of material assets or properties by or involving the Issuer (other than sales of inventory in the ordinary course of business), or any completed or future merger or business combination w ith respect to the Issuer or any Issuer Party; (iv) Each lease, rental or occupancy agreement, license, installment and conditional sale agreement, and other Contract that provides for the ownership of, leasing of, title to, use of, or any leasehold or other interest in any real or personal property (except personal property leases and installment and conditional sales agreements have a value per item or aggregate payments of less than $25,000 and with terms of less than one year); (v) Each Contract requiring future capital expenditures by any Issuer Party in excess of $25,000; (vi) Each joint venture, partnership or Contract involving a sharing of profits or losses with any other Person or providing for royalties or payments to or by any Person based on sales, purchases or profits (other than direct payments for goods or services); (vii) Each collective bargaining agreement or agreement with any labor organization, union or other employee representative of a group of employees of an Issuer Party; (viii) Each Contract for the employment or provision of services to the Issuer on a full time, part time, consulting, agency, or other basis, or which provides for severance, retention, change in control, special bonuses, special benefits or special remuneration (including issuance or grants of Equity) that are or would become payable, increased or

22 CHAR1\1895799v7 accelerated by reason of this Agreement or the consummation of the Transactions or that otherwise will remain Liabilities of the Issuer following the Closing; (ix) Each Contract pursuant to which outsourced or temporary employees or independent contractors or consultants are provided or made available to the Issuer; (x) Each Contract containing any covenant that restricts or purports to restrict the business activity of the Issuer or limits or purports to limit the freedom of the Issuer to engage in any line of business or to compete with any Person (including any Contract granting or purporting to grant to any counterparty any rights of first refusal, first negotiation, first offer or similar rights); (xi) Each Contract with “most favored nation” pricing or similar provisions or material discounts on services or products or future services or products; (xii) Each material Contract relating to the advertising or marketing of Issuer services or products; (xiii) Each Contract that contains or provides for an express undertaking by the Issuer (alone or with other Issuer Parties or Affiliates thereof) to be responsible for consequential or punitive damages; (xiv) Each Contract imposing any confidentiality or secrecy obligations on the Issuer (excluding standard confidentiality or secrecy provisions contain in agreements with contractors, subcontractors, customers or vendors entered into in the ordinary course of business); (xv) Each Contract providing for indemnification of any officer, director, employee or agent of the Issuer (other than commercial Contracts entered into in the ordinary course of business with the Issuer Parties’ vendors, customers or partners and the Insurance Policies); (xvi) Each Contract pursuant to which the Issuer (A) grants a Person a license, right or other permission to use any Intellectual Property or (B) receives from any Person a license, right or other permission to use any Intellectual Property (other than Off-the-Shelf Software); (xvii) Each Contract regarding ownership or rights with respect to any Intellectual Property which was produced or developed by employees, contractors or consultants of any Issuer Party; (xviii) Each Contract containing continuing obligations of any Issuer Party relating to any resolution or settlement of any actual or threatened Action pertaining to the Issuer; (xix) Each Contract to which Issuer on the one hand, and any Issuer Party or any Related Person of any Issuer Party, on the other hand is a party or in which an Issuer Party otherwise has any rights, obligations or interests; and (xx) Each Contract to which there are commitments, agreements or undertakings with insurance brokers or other third parties that would reasonably be expected to impair or adversely affect the consummation of the Transactions;

23 CHAR1\1895799v7 (xxi) Each Contract not otherwise identified (or excepted) above that is material to the Issuer. (b) A correct and complete copy of each Material Contract and a written summary setting forth the terms and conditions of each oral Material Contract, if any, have been Made Available to the Hale Investors. Each Material Contract, with respect to the Issuer Parties party thereto and, to the knowledge of the Issuer Parties, the other parties thereto, is legal, valid, binding, enforceable, in full force and effect and will continue to be so on identical terms following the Closing Date, except as such enforceability may be limited by bankruptcy, insolvency and the rights of creditors generally or by general principles of equity. No Issuer Party is, and, to the knowledge of the Issuer Parties, no other party thereto is, in material breach or default under any Material Contract. To the knowledge of the Issuer Parties, no event has occurred that with or without notice or lapse of time or both would constitute a material breach or default under, or permit termination, modification or acceleration of, any Material Contract. The Issuer has not, and, to the knowledge of the Issuer Parties, no other party thereto has, repudiated any provision of any Material Contract or given any notice of termination thereunder. 4.16 Company Benefit Plans. The Issuer has no employees and, except as identified on Schedule 4.16, is not a party to, sponsor of or participant in any employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”), nor in any other material plan, policy or program providing compensation or other benefits to any current or former director or officer of the Issuer, which are maintained, sponsored or contributed to by any Issuer Party or with respect to which any Issuer Party other than the Issuer has any Liability (each, a “Company Benefit Plan”). Except as set forth on Schedule 4.16, the Issuer has no Liability with respect to any Company Benefit Plan. (a) Except as set forth on Schedule 4.16(a), the consummation of the Transactions will not, either alone or in combination with another event, (i) entitle any current or former Issuer employee, officer or director or any person employed by a Related Party of FNIC for the Issuer’s benefit to severance pay, termination pay, separation pay, retention pay or “change-in-control” or “change- of-control” payments or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee, officer or director. 4.17 Labor Relations; Employees. (a) As noted in Section 4.16, the Issuer has no employees. The Contracts listed on Schedule 4.17(a) include all consulting, retention, bonus, severance, non-competition or non-solicitation Contracts to which the Issuer is a party or from which the Issuer directly benefits with respect to any current consultant or contractor. The Issuer Parties have Made Available to the Hale Investors true, correct and complete copies of each such Contract. (b) Schedule 4.17(b) lists, as of the date hereof, all of the officers of each Issuer Party and identifies the employee(s) whose primary service is to the Issuer (collectively, the “Business Employees”), together with each Business Employee’s (i) title, (ii) employing entity, (iii) date of hire, (iv) current rate of direct compensation, (v) bonuses, incentives and commissions paid for the 2021 fiscal year, (vi) classification as exempt or non-exempt status under the Fair Labor Standards Act or any similar applicable state minimum wage or overtime Law, and (vii) sick and vacation leave that is accrued and unused. (c) No Issuer Party is a party to any collective bargaining agreement.

24 CHAR1\1895799v7 (d) Each Issuer Party is, and since January 1, 2019 has been, in compliance in all material respects with all applicable Laws and regulations of any Governmental Authority respecting employment and employment practices and terms and conditions of employment, including without limitation . all employment authorization verification requirements under applicable Law. No Issuer Party has incurred any Liability arising from the payment of wages (including overtime wages) to employees, from the misclassification of employees as independent contractors or from the misclassification of employees as exempt from the requirements of the Fair Labor Standards Act or any similar applicable state minimum wage or overtime Law. All wages, bonuses, payments, commissions and other compensation due and payable to the employees of the Issuer Parties have been paid in full to each such employee. 4.18 Taxes. Except as set forth on Schedule 4.18: (a) Each Issuer Party has timely filed or caused to be filed with the appropriate Governmental Authority all Tax Returns required to be filed by it (including any applicable extensions), and such Tax Returns are true, correct and complete in all material respects. All Taxes owed (or to be remitted) by each Issuer Party (whether or not shown on any Tax Return) have been paid in full to the proper Governmental Authority. (b) There are no Liens (except for Permitted Liens) on any of the assets of any Issuer Party that arose in connection with, or otherwise relate to, any failure (or alleged failure) to pay any Tax. There is no Action concerning any Tax Liability of any Issuer Party either (i) claimed or raised by any Governmental Authority in writing or (ii) as to which any Issuer Party has knowledge. No claim has been made or threatened in writing by a Governmental Authority, in a jurisdiction where any Issuer Party does not file Tax Returns, that such Issuer Party is or may be subject the payment, collection or remittance of any Tax of that jurisdiction or is otherwise subject to taxation by that jurisdiction. (c) Each Issuer Party has withheld or collected, and paid to the proper Governmental Authority, all material Taxes required to have been withheld or collected and remitted by it (including Taxes arising as a result of payments, distributions or allocations of the net income of such Issuer Party) to (i) equityholders of such Issuer Party (whether or not out-of-state or foreign), (ii) employees and (iii) independent contractors, consultants, other service providers of such Issuer Party or any other third party. Each Issuer Party has complied in all material respects with all information reporting and back up withholding requirements, and has maintained all required records with respect thereto, in connection with amounts paid or owing to any employee, independent contractor, consultant, service provider, customer, creditor, equityholder or other third party. (d) To the knowledge of the Issuer Parties, no Issuer Party has a permanent establishment in, nor has any Issuer Party engaged in a trade or business in, any jurisdiction outside the United States. (e) No Issuer Party has waived any statute or period of limitations in respect of Taxes or agreed, or been requested by any Governmental Authority to agree, to any extension of time with respect to a Tax assessment or deficiency. (f) No Tax holiday or Tax incentive or grant in any jurisdiction incurred by (or with respect to) any Issuer Party will terminate (or be subject to clawback or recapture that is payable by the Hale Investors or the Issuer (or on its behalf)) as a result of the Transactions.

25 CHAR1\1895799v7 (g) No Issuer Party is a party to any Tax allocation, Tax indemnity, Tax sharing or similar agreement, other than customary commercial contracts not primarily related to Taxes. No Issuer Party has any Liability for or with respect to Taxes of any other Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by Contract (other than customary commercial contracts not primarily related to Taxes) or otherwise. (h) Schedule 4.18(h) (i) contains a list of all states and other jurisdictions in which FNHC or the Issuer has filed a Tax Return reflecting in whole or part the operations of the Issuer at any time during the four (4)-year period ending on the date hereof, (ii) identifies those Tax Returns that have been audited, and (iii) identifies those Tax Returns that are currently the subject of audit. True, correct and complete copies of all Tax Returns filed by, and all examination reports, and statements of deficiencies assessed against or agreed to by, each Issuer Party during the four (4)-year period ending on the date hereof have been Made Available to the Hale Investors. (i) No rulings or similar determinations have been requested, entered into or issued by any Tax authority with respect to any of the Issuer Parties. (j) The Issuer Parties have not made an election to defer any Taxes under Section 2302 of the CARES Act, or any similar election under state and local Tax Law, any executive order, or any other similar government program, and the Issuer Parties are not currently deferring or planning to defer any such Taxes. Notwithstanding the generality of any other representations and warranties in this Agreement, the representations and warranties in this Section 4.18, along with the representations and warranties in Sections 4.6(a), 4.6(b), 4.22 and 4.26(i), constitute the sole and exclusive representations and warranties with respect to Taxes. Other than Section 4.18(f), nothing in this Section 4.18 or otherwise in this Agreement shall be construed as a representation or warranty (i) with respect to the amount or availability of any net operating loss, capital loss, Tax credit carryover or other Tax asset or attribute in a Tax period ending after the Closing Date, or (ii) with respect to any Tax positions that any Issuer Party may take in or in respect of any such Tax period. 4.19 Brokers’ Fees. No broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the Transactions based upon arrangements made by any Issuer Party or any of their respective Affiliates. 4.20 Assets. Except as set forth on Schedule 4.20, the Issuer has good and marketable title to, or a valid leasehold interest in, every material property or asset used by it, purported to be owned by it or shown as its asset on the most recent balance sheet included in the Financial Statements or acquired by the Issuer after such date (collectively, the “Assets”), free and clear of all Liens other than Permitted Liens, except for properties and assets disposed of in the ordinary course of business consistent with past practices since December 31, 2020 (none of which are material to the operations of the business of the Issuer). The Assets include all tangible and intangible property and assets necessary for the Issuer to conduct the Business after the Closing in substantially the same manner as conducted prior to the Closing. All of the material equipment and other tangible personal property leased or owned by the Issuer is in good condition, working order and repair in all material respects (ordinary wear and tear excepted) and are usable in the ordinary course of business consistent with past practices. 4.21 Real Property. The Issuer owns (and never has owned), and has no interest in (other than leasehold interests in Leased Real Property), any real property. Schedule 4.21 sets forth each parcel of Leased Real Property and identifies (a) the street address of each parcel of Leased Real Property, (b) each lease, license,

26 CHAR1\1895799v7 sublease or other occupancy agreement, and all amendments, modifications, supplements and assignments thereto, for each parcel of Leased Real Property (collectively, the “Leases”), and (c) all subleases, overleases and other ancillary agreements or documents pertaining to or affecting the tenancy at each such parcel of Leased Real Property (collectively the “Ancillary Lease Documents”). Full, complete and accurate copies of each of the Leases and the Ancillary Lease Documents have been Made Available to the Hale Investors. With respect to each parcel of Leased Real Property: (i) The Leases and the Ancillary Lease Documents are valid, binding, enforceable and in full force and effect and have not been modified or amended except as disclosed on Schedule 4.21, and the applicable Issuer Party holds a valid and existing leasehold interest under each such Lease free and clear of any Liens except Permitted Liens. The Leases and the Ancillary Lease Documents constitute all of the agreements under which any Issuer Party holds a leasehold or subleasehold interest in, or otherwise occupies or uses, any real property, and the Leased Real Property constitutes all interests in real property currently used in connection with the Business; (ii) No Issuer Party has assigned, transferred, subleased, licensed, conveyed, mortgaged, deeded in trust or encumbered any of its rights or interests in the leasehold or subleasehold under any of the Leases or granted occupancy rights in any parcel or portion of any parcel of Leased Real Property to any other Person; (iii) Each Issuer Party is in peaceful and undisturbed possession of each parcel of Leased Real Property that it occupies, and there are no contractual or legal restrictions that preclude or restrict in any material respect the ability to use the Leased Real Property for the purposes for which it is currently being used. Each Issuer Party has utilities required or appropriate for the use, occupancy, operation and maintenance of each parcel of Leased Real Property for the conduct of such Issuer Party’s business as it currently is conducted thereon. To the knowledge of the Issuer Parties, there are no material latent defects or material adverse physical conditions affecting the Leased Real Property or any of the facilities, buildings, structures, erections, improvements, fixtures, fixed assets and personalty of a permanent nature annexed, affixed or attached to, located on or forming part of the Leased Real Property; (iv) With respect to each of the Leases to which it is a party which also benefit the Issuer, no Issuer Party has exercised or given any notice of exercise, nor has any lessor or landlord exercised or received any notice of exercise, of any option, right of first offer or right of first refusal contained in any such Lease, including any such option or right pertaining to purchase, expansion, renewal, extension or relocation (collectively, “Lease Options”) and the consummation of the Transactions will not result in the loss or forfeiture of any Lease Options; (v) There are no condemnation proceedings or eminent domain proceedings of any kind pending or, to the knowledge of the Issuer Parties, threatened in writing against any Leased Real Property used by the Issuer; (vi) To the knowledge of the Issuer Parties, all improvements on the Leased Real Property and all of the current uses and conditions thereof are in compliance in all material respects with all applicable site plan approvals, zoning or subdivision regulations or urban redevelopment plans as modified by any duly issued variances, and the buildings, improvements, doors, siding, concrete, asphalt, heating, ventilating, plumbing, drainage, electrical and air conditioning systems and all other systems located upon the Leased Real

27 CHAR1\1895799v7 Property are structurally sound (in the case of the buildings and improvements), and are in good operating condition and repair in all material respects for the purposes for which they are presently being used, except for reasonable wear and tear not caused by neglect or as otherwise set forth on Schedule 4.21. No Issuer Party is obligated, based on a presently existing condition or circumstance, to make any material repair, modification, alteration, restoration or replacement with respect to any portion of the Leased Real Property used by the Issuer or any improvements thereon in order to comply with the terms and conditions of the Leases or applicable Law; and (vii) The Issuer is not presently negotiating (or contemplates negotiating or has committed to negotiate) any new lease, occupancy agreements, letters of intent or purchase agreements for any new sites or locations for the conduct of its business. 4.22 Intellectual Property. (a) Except as set forth on Schedule 4.22 (including lists of Business Intellectual Property owned not by the Issuer but by another Issuer Party), the Issuer own all right, title and interest in and to, or is licensed to use pursuant to a valid, written license agreement, all Business Intellectual Property, in each case free and clear of all Liens except Permitted Liens. All Business Intellectual Property will be owned by or licensed for use by (and will be available for use by) the Issuer immediately after the Closing on substantially the same terms and conditions (and in substantially the same manner) as it is owned or licensed (or used) prior to the Closing except that the Issuer shall be the beneficiary of a license granted by FNHC for use of the FedNat Mark and related Marks in use but not constituting Registered Intellectual Property. Since January 1, 2019, no Issuer Party has infringed, violated or misappropriated the Intellectual Property Rights of any other Person nor has any Issuer Party received any written notice or written claim from any other Person alleging that any Issuer Party infringes, violates or misappropriates any Intellectual Property Rights of any other Person. There are no current Actions or threats of Actions in which any Issuer Party has alleged the infringement, violation or misappropriation of any Business Intellectual Property by any other Person, and, to the knowledge of the Issuer Parties, there has been no infringement, violation or misappropriation by any other Person of the Business Intellectual Property. None of the Business Intellectual Property owned by the Issuer and, to the knowledge of the Issuer Parties, none of the Business Intellectual Property owned by any other Person is subject to any Governmental Order that restricts or prevents the use thereof by any Issuer Party. No Action is pending or threatened in writing against any Issuer Party or, to the knowledge of the Issuer Parties, against any other Person that challenges either (i) the legality or validity of any Business Intellectual Property or (ii) any right to enforce, use or own any Business Intellectual Property, nor, to the knowledge of the Issuer Parties, is there a valid basis for any such Action. (b) Schedule 4.22(b) identifies all Business Intellectual Property that is Registered Intellectual Property owned by any Issuer Party. With respect to each item of Registered Intellectual Property listed on Schedule 4.22(b), each Issuer Party has made all necessary payments and filed all necessary documents for the purposes of prosecuting, establishing ownership and maintaining such Registered Intellectual Property in the name of such Issuer Party. (c) Schedule 4.22(c) contains a true and complete list of all Proprietary Software and Proprietary Databases. To the knowledge of the Issuer Parties, the Proprietary Software and the Proprietary Databases do not contain any material programming errors or Harmful Code. (d) Schedule 4.22(d) contains a true and complete list of all Licensed Software and Licensed Databases. To the knowledge of the Issuer Parties, the Licensed Software and the Licensed

28 CHAR1\1895799v7 Databases do not contain any material programming errors or Harmful Code. With respect to all Licensed Software and Licensed Databases, each Issuer Party has licensed a sufficient number of “seats” or “users” to account for its use of such Licensed Software and Licensed Databases including for Issuer’s use of such Licensed Software and Licensed Databases following the Closing. (e) Schedule 4.22(e) identifies each item of material Business Intellectual Property (excluding Off-the-Shelf Software) that any Person other than the Issuer Parties own. (f) No Issuer Party has granted any license or other right to use any material Business Intellectual Property owned by an Issuer Party (including any Proprietary Software or Proprietary Databases) to any other Person. (g) Each Issuer Party has taken commercially reasonable measures to maintain and protect all of the Business Intellectual Property so as not to adversely affect the validity or enforceability thereof, and no loss or expiration of any of Business Intellectual Property is threatened in writing or pending, except for Intellectual Property expiring at the end of its statutory term (and not as a result of any act or omission by any Issuer Party, including any failure to pay any required maintenance fees). (h) No Issuer Party has disclosed any of its Trade Secrets to any other Person, except (i) to employees of an Issuer Party or a Related Party of an Issuer Party in the ordinary course of business, who have been made aware of such Issuer Party’s written confidentiality policies or (ii) pursuant to a written confidentiality or nondisclosure agreement. No portion of any source code for the Proprietary Software has been delivered, licensed or made available to any Person who, at the time of disclosure, was not an employee of an Issuer Party. (i) The Issuer Parties have Made Available to the Hale Investors true and complete copies of: (i) forms of all confidentiality and nondisclosure agreements with the current and former employees and contractors assigned to the Issuer; (ii) all agreements pursuant to which such current and former employees and contractors assign any rights in Business Intellectual Property to the Issuer or any Issuer Party; and (iii) all documents reflecting the Issuer’s policies with respect to protecting the confidentiality of Business Intellectual Property and acquiring ownership in Business Intellectual Property developed by Issuer Party employees and contractors. Each former and current employee and contractor assigned to the Issuer who has created, contributed to or had access to any portion of the Business Intellectual Property has executed a written Contract (y) assigning to the Issuer all rights therein and (z) requiring the employee or contractor to maintain the confidentiality of all such Business Intellectual Property. (j) Except as set forth on Schedule 4.22(j): (i) the Computer Software, Computer Databases, systems, servers, network equipment and other information technology systems used by each Issuer Party (collectively, the “IT Systems”) operate and perform in a manner that permits such Issuer Party to conduct its Business as currently conducted; (ii) each Issuer Party has taken commercially reasonable measures to maintain the performance, security, and integrity of the IT Systems; and (iii) each Issuer Party has commercially reasonable back-up and disaster recovery arrangements in the event of a failure of the IT Systems. (k) Except as set forth on Schedule 4.22(k), no Issuer Party possesses, utilizes or accesses (i) any data that would require such Issuer Party to comply with or be subject to the Payment Card Industry Data Security Standard or (ii) any Personal Information. Since January 1, 2019, there have not been any actual or alleged material incidents of data security breaches or unauthorized

29 CHAR1\1895799v7 access with respect to the IT Systems. Since January 1, 2019, no Issuer Party has received any written notices alleging its failure to comply, in any material respect, with any Laws, policies, procedures or industry standards with respect to data privacy, data security or security breach notification requirements, including the Payment Card Industry Data Security Standard or any Laws dealing with the protection of Personal Information. 4.23 Environmental Matters. Except as set forth on Schedule 4.23: (a) Each Issuer Party is, and since January 1, 2019 has been, in compliance in all material respects with all Environmental Laws; (b) Each Issuer Party has obtained, and is, and since January 1, 2019 has been, in compliance in all material respects with, all Permits that are required pursuant to any Environmental Law for the operation of the Business; and (c) since January 1, 2019, no Issuer Party has received any written notice or report regarding any actual or alleged violation of any Environmental Law, or any Liabilities, including any investigative, remedial or corrective obligations, relating to the Issuer or the real property used by the Issuer and arising under any Environmental Law. All Permits described in Section 4.23(b) above are set forth on Schedule 4.14(b). 4.24 Absence of Changes. Except as set forth on Schedule 4.24, since December 31, 2021, each Issuer Party has conducted its business in the ordinary course consistent with past practices , has used commercially reasonable efforts to preserve intact such Issuer Party’s relationships with customers, suppliers, contractors, subcontractors, employees, agents and other Persons having business dealings with such Issuer Party, and maintained the tangible assets of such Issuer Party in a condition reasonably similar to their current physical condition (ordinary wear and tear excepted). Except for Demotech’s downgrade of FNIC, since December 31, 2021, there has not been any Material Adverse Effect. Except as set forth on Schedule 4.24, since December 31, 2021, no Issuer Party has done any of the following: (a) paid or committed to pay to any director, officer or employee increased compensation or benefits, other than such increases in compensation or benefits made in the ordinary course of business and not exceeding ten percent (10%) of such individual’s compensation as compared to the applicable prior annual period; (b) sold, leased, transferred or assigned any tangible asset with a value in excess of $25,000, other than for fair consideration in the ordinary course of business, or experienced any damage, destruction or loss (whether or not covered by insurance) to its property or assets in excess of $25,000 or any material interruption in the use of any of its properties or assets; (c) sold, leased, transferred, assigned or licensed any Intellectual Property to any Person that is used or held for use by such Issuer Party in the operation of its business; (d) (i) issued, sold, transferred, disposed of, pledged or encumbered any of its Equity, (ii) declared, set aside, made or paid any dividend or distribution with respect to its Equity (except for dividends or distributions of cash to its Equity owners), (iii) adjusted, split, combined or reclassified any of its Equity or issued or authorized the issuance of any other securities in respect of, in lieu of or in substitution for its Equity, or (iv) redeemed, purchased or otherwise acquired directly or indirectly any of its Equity;

30 CHAR1\1895799v7 (e) amended, modified or restated any of its Organizational Documents; (f) made any capital expenditure in an amount that exceeds $25,000, individually, or $50,000, in the aggregate in any one calendar year; (g) (i) incurred, assumed or modified the terms of any Debt, (ii) assumed, Guaranteed or otherwise become liable or responsible for the Liabilities of any other Person, (iii) made any loans, advances or capital contributions to, or investments in, any Person (other than advances for expenses to employees in the ordinary course of business), or (iv) mortgaged, pledged or created (or suffered the creation or imposition of) any Lien on any asset, other than any Permitted Lien; (h) paid, discharged, waived, released, assigned, settled or satisfied any Actions or material Liabilities (or series of related Liabilities which, when taken together, are material), other than in the ordinary course of business, or delayed payment of any material account payable or other material Liability beyond its due date or the date when such Liability would have been paid in the ordinary course of business; (i) made, changed or revoked any election with respect to Taxes, elected or changed any method of accounting for purposes of Taxes, changed its fiscal year, filed or amended any Tax Return other than a Tax Return filed consistent with past practices in the ordinary course of business or waived or extended the statute or period of limitations in respect of Taxes, or applied for any Tax refund; (j) (i) terminated any employee, or suffered the resignation or departure of any employee, who had annual compensation in excess of $75,000 or (ii) laid off or otherwise terminated the employment of any Business Employees for a reason that would constitute an “employment loss” under the WARN Act or any applicable state plant closing, mass layoff or severance pay or notification law or similar Law; (k) adopted, amended or terminated any Company Benefit Plan; (l) except for this Agreement, adopted a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization; (m) changed in any of the accounting principles, practices or methods used by it in the preparation of the Financial Statements, other than as required by GAAP; (n) modified or entered into any material transaction with, or modified or entered into any Contract with, directly or indirectly, any Issuer Party or any Related Person of any Issuer Party, or made any payment or distribution to any of the foregoing (except payments of employment compensation in the ordinary course of business and dividends or distributions of cash to the Issuer Parties); (o) materially modified or amended any Contract (i) other than any Material Contract, involving the payment or receipt of more than $25,000, or accelerated, terminated or canceled (or suffered any acceleration, termination or cancellation of) any Contract involving more than $25,000, (ii) to acquire by merging or consolidating with, or by purchasing the Equity or a substantial portion of the assets of, or by any other manner, any business or Person or division thereof (and Schedule 4.21 includes a summary of the material terms of any such Contract), or (iii) that contains or purports to contain covenants that limit or restrict such Issuer Party from engaging in any business or activity anywhere in the world; or

31 CHAR1\1895799v7 (p) entered into any Contract to do any of the things described in the first paragraph of this Section 4.24 or in clauses (a) through (o) above or authorized any of, or committed or agreed to take any of, such actions. 4.25 Affiliate Transactions. Schedule 4.25 lists all Contracts between the Issuer, on the one hand, and another Issuer Party or a Related Person of an Issuer Party. Except as set forth on Schedule 4.25, since January 1, 2019, no owner of Equity, director, officer, employee, contractor, subcontractor or consultant of any Issuer Party nor, to the knowledge of the Issuer Parties, any Related Person of any of the foregoing, has (a) owned any interest in any asset used in the Business, (b) been involved in any business or transaction with any Issuer Party (except as an employee of, or contractor, subcontractor or consultant to, such Issuer Party in the ordinary course of business) or (c) engaged in competition with any Issuer Party. Except as set forth on Schedule 4.25, neither any owner of Equity, director, officer, employee, contractor, subcontractor or consultant of any Issuer Party nor, to the knowledge of the Issuer Parties, any Related Person of any of the foregoing (i) is a party to any Contract with, or has any claim or right against, any Issuer Party (other than under Contracts with an employee of, or contractor, subcontractor or consultant to, such Issuer Party entered into in the ordinary course of business) or (ii) has any Debt owing to, or Guaranteed by, any Issuer Party. Except as set forth on Schedule 4.25, no Issuer Party (x) has any claim or right against any owner of Equity, director, officer, employee, contractor, subcontractor or consultant of such Issuer Party nor, to the knowledge of the Issuer Parties, any Related Person of any of the foregoing (other than under Contracts with an employee of, or contractor, subcontractor or consultant to, such Issuer Party entered into in the ordinary course of business) or (y) has any Debt owing to, or Guaranteed by, any owner of Equity, director, officer, employee, contractor, subcontractor or consultant of such Issuer Party nor, to the knowledge of the Issuer Parties, any Related Person of any of the foregoing. 4.26 Accounts Payable. All accounts payable of the Issuer are, and as of the Closing will be, valid and existing accounts payable arising from bona fide sales and delivery of goods, performance of services and other business transactions in the ordinary course of business consistent with such Issuer Party’s past practices. The Issuer has (or the other Issuer Parties, on behalf of the Issuer, have), and will have as of the Closing Date, paid all of the Issuer’s accounts payable in the ordinary course of business consistent with its past practices. 4.27 Accounts Receivable. All accounts receivable of each Issuer Party are, and as of the Closing will be, valid and existing accounts receivable acquired or arising from the performance of services, bona fide sales and delivery of goods and other business transactions in the ordinary course of business consistent with such Issuer Party’s past practices. To the knowledge of the Issuer Parties, the accounts receivable of the Issuer Parties are not subject, and as of the Closing will not be subject, to any valid claims of set-off or other defenses or counterclaims by any obligor thereof. 4.28 Bank Accounts; Credit Cards; Powers of Attorney. Schedule 4.28 sets forth a true and complete list showing: (a) the names of all banks in which the Issuer has an account or safe deposit box or where FNHC or FNIC has established an account the contents of which belong to the Issuer, the type of account, the corresponding account numbers and the names of all Persons authorized to draw thereon and who have access thereto; and (b) the names of all credit card issuers with whom the Issuer has an account or holds credit cards under an Issuer Party’s account and the names of all Persons authorized to use such accounts or who have access thereto. The bank accounts of each Issuer Party are operated separately from the bank accounts of any other Person and there is no right of set-off against any money in any such bank accounts for the Liabilities of any other Person. There are no outstanding powers of attorney executed by the Issuer or FNHC. 4.29 Solvency. Assuming (a) the accuracy of the representations and warranties set forth in Article V in all material respects as of the Closing, (b) the satisfaction of the conditions set forth in Article VIII, and

32 CHAR1\1895799v7 (c) the performance by the Hale Investors of their obligations under this Agreement, immediately after giving effect to the consummation of the Transactions: (i) the fair saleable value (determined on a going concern basis) of the assets of each Issuer Party will be greater than the total amount of its Liabilities (whether or not reflected in a balance sheet prepared in accordance with GAAP, and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed); (ii) each Issuer Party will be able to pay its debts and obligations in the ordinary course of business as they become due; and (iii) each Issuer Party will have adequate capital to carry on its business. ARTICLE V. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS Except as set forth in the Schedules to this Agreement, each Hale Investor, severally and solely with respect to itself, represents and warrants to the Issuer Parties as follows: 5.1 Organization. Such Hale Investor has been duly formed and is validly existing as a limited liability company or corporation in good standing under the laws of its jurisdiction of formation or incorporation as set forth on Schedule 5.1. Such Hale Investor has the power and authority to conduct its business as it is now being conducted. Such Hale Investor is in good standing as a foreign corporation in each jurisdiction in which it operates, except where failure to be so qualified would not have a material adverse effect on it or its ability to enter into this Agreement or consummate the Transactions. 5.2 Due Authorization. Such Hale Investor has all requisite power and authority to execute and deliver the Transaction Documents to which it is a party, to perform its obligations thereunder and to consummate the Transactions. The execution and delivery by such Hale Investor of each of the Transaction Documents to which it is a party and the performance by it of the Transactions have been duly and validly authorized and approved by all requisite organizational action on its part, and no other proceeding on the part of such Hale Investor is necessary to authorize the Transaction Documents to which it is a party. Each Transaction Document to which such Hale Investor is a party constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity. 5.3 No Conflict. Neither the execution and delivery of any Transaction Document by such Hale Investor, nor the performance of the Transactions, will, directly or indirectly, with or without notice or lapse of time or both: (a) violate any Organizational Documents of such Hale Investor; (b) violate any Law to which such Hale Investor or any asset or property owned or used by it is currently subject; or (c) violate, conflict with, result in a breach of, result in a revocation of, constitute a default under, result in the acceleration of or give any Person the right to accelerate the maturity or performance of, or to canc el, terminate, modify, or exercise any remedy under, any Contract to which such Hale Investor is a party, except in the cases of clauses (b) and (c) where the occurrence of the same would not have a material adverse effect on it or its ability to enter into this Agreement or consummate the Transactions. 5.4 Litigation and Actions. There are no Actions pending or, to the knowledge of such Hale Investor, threatened against the Hale Investor which, if determined adversely, would have a material adverse effect on it or its ability to enter into this Agreement or consummate the Transactions. There is no Governmental Order binding upon such Hale Investor which limits, prohibits or constrains its ability to enter into this Agreement or consummate the Transactions. 5.5 Governmental Authorities; Consents. Except as described in Articles III and VIII, no consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority is

33 CHAR1\1895799v7 required on the part of such Hale Investor with respect to its execution, delivery or performance of any of the Transaction Documents or the consummation of the Transactions, except as disclosed on Schedule 5.5. 5.6 Brokers’ Fees. No broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the Transactions based upon arrangements made by such Hale Investor or any of its Affiliates. 5.7 Investment Purpose. Such Hale Investor is acquiring the New Shares for its own respective account and not with a view to distribution of the New Shares in violation of any securities Law. Such Hale Investor is familiar with the Securities Act, as presently in effect, and understands the resale limitations imposed by the Securities Act. 5.8 Additional Securities Representations. (a) The Hale Investor is an “accredited investor” as that term is defined in Rule 501 promulgated under the Securities Act and the Hale Investor’s status that qualifies such Hale Investor as an “accredited investor” is set forth below such Hale Investor’s name on the signature page to this Agreement. The Hale Investor has such knowledge and experience in financial and business matters that the Hale Investor is capable of evaluating the merits and risks of the investment to be made by the Hale Investor hereunder. The Hale Investor understands and has taken cognizance of all the risk factors related to the investment in the New Shares. (b) The Hale Investor acknowledges that the Hale Investor is able to bear the economic risk associated with the loss of any or all value of the New Shares. The Hale Investor understands that its investment in the Issuer lacks liquidity, and the Hale Investor is able to bear the economic risk of holding the New Shares. (c) The Hale Investor understands that none of the New Shares is registered under the Securities Act or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirements thereof). (d) The Hale Investor understands that the Shares are subject to the provisions of the Shareholders Agreement, including, without limitation, restrictions on transfer of the Shares. The Hale Investor acknowledges that as a result of such limitations and restrictions, it might not be possible to liquidate an investment in such securities readily and that it may be necessary to hold such investment for an indefinite period. (e) The Hale Investor has had a reasonable opportunity to obtain, and has received, information deemed necessary by the Hale Investor with respect to MNIC, including financial statements and information respecting its current and contemplated assets, liabilities, prospects, customers and vendors, in order to enter into this Agreement. (f) The New Shares were not offered to the Hale Investor by means of any general solicitation, publicly disseminated advertisement or sales literature. (g) None of the “Bad Actor” disqualifying events described in Rule 506(d)(1)(i) to (viii) promulgated under the Securities Act (each, a “Disqualification Event”), including without limitation, (a) criminal convictions occurring in the last ten (10) years or court injunctions or restraining orders issued in the last five (5) years in connection with the purchase or sale of a

34 CHAR1\1895799v7 security or a false filing with the Securities and Exchange Commission (the “SEC”), (b) currently effective SEC disciplinary orders relating to brokers, dealers, municipal securities dealers, investment companies and investment advisors, (c) SEC cease-and-desist orders arising out of any knowing anti-fraud violation or violation of Section 5 of the Securities Act, (d) currently effective suspension or expulsion from membership in a self-regulatory organization, (e) SEC stop orders and orders suspending an exemption under Regulation A of the Securities Act issued in the last five (5) years and (f) final orders from state securities, insurance, banking, savings associations or credit union regulators or federal banking agencies, the Commodity Futures Trading Commission or the National Credit Union Administration barring association with a regulated entity, engagement in the business of securities, insurance or banking, engagement in savings association or credit union activities or, if issued in the last ten (10) years, which are based on fraudulent, manipulative or deceptive conduct, is applicable to the Investor or any of such Investor’s Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) of the Securities Act is applicable. For purposes of this subpart (h), a “Rule 506(d) Related Party” is, with respect to any Person acquiring New Shares, a Person that is a beneficial owner of such New Shares for purposes of Rule 506(d) of the Securities Act. (h) The Hale Investor’s principal place of business is in the state set forth after the Person’s name on the signature page to this Agreement. (i) (1) Except as expressly provided for in this Agreement, no representations or warranties have been made to the Hale Investor by the Issuer, the other Issuer Parties, or by any director, officer, agent, employee or Affiliate thereof, or any other Person with respect to the Hale Investor’s investment in the New Shares, (2) except for this Agreement, the Restructure Agreement, the Shareholders Agreement and the Redemption Note, as applicable, there are no agreements, contracts, understandings or commitments between the Hale Investor on the one hand and the Issuer or any manager, director, officer, agent, employee or Affiliate of the Issuer on the other hand, with respect to the Hale Investor’s investment in the New Shares, and (3) the Hale Investor’s investment in the Shares is subject to dilution by the issuance of additional equity of the Issuer. ARTICLE VI. COVENANTS 6.1 Conduct of Business; Notice of Developments. Except as otherwise expressly contemplated by the terms of this Agreement or as consented to in writing by the Hale Representative from the date hereof through the earlier of the date this Agreement is terminated in accordance with Article IX or the Closing Date (the “Executory Period”), each Issuer Party will: (a) subject to those actions required to be taken by the FOIR or contemplated by this Agreement, conduct the Business only in the ordinary course of business; (b) preserve the current business organization of the Issuer and use commercially reasonable efforts to preserve intact the Issuer Parties’ relationships with suppliers, contractors, employees, agents and others having business dealings with the Business; (c) use commercially reasonable efforts to maintain the tangible assets, properties and physical facilities of or used by the Issuer in a condition reasonably similar to their current physical condition, except for ordinary wear and tear; (d) maintain in full force and effect current levels and types of insurance applicable to the Issuer and its officers and directors; and (e) confer with the Hale Representative concerning matters of a material nature to the Issuer Parties or the Business. Notwithstanding the generality of the foregoing, during the Executory Period, without the prior written consent of the Hale Investors (which consent shall not be unreasonably withheld, conditioned or delayed), neither the Issuer nor any other Issuer Party will engage in any practice, take any action, fail to take any action, or enter into any transaction as a result of which any change or event set forth in Section 4.24 is likely to or does occur, provided that in the case of actions described in Section 4.24(i), this covenant shall only apply to the extent such action would have the effect of increasing the Taxes or reducing any Tax

35 CHAR1\1895799v7 attribute of the Issuer for a Tax period ending after the Closing Date. During the Executory Period, the Issuer Parties will (i) promptly (but in any event within three (3) Business Days) notify the Hale Investors in writing of any fact or condition developing after the date hereof that would constitute a breach of any representation or warranty in Article IV of this Agreement if such representation or warranty were made on the date of the occurrence or discovery of such fact or condition and (ii) deliver to the Hale Representative the monthly consolidated financial statements (balance sheets, statements of income and cash flow statements) of FNHC not later than thirty (30) days following the end of each calendar month. 6.2 Inspection. (a) During the Executory Period, the Issuer Parties shall afford to the Hale Investors and their accountants, counsel and other representatives reasonable access, during normal business hours, in such manner as to not interfere with the normal operation of the Issuer Parties, to the Issuer Parties’ properties, books, Contracts, commitments, Tax Returns, records and appropriate officers and employees of the Issuer Parties, in each case related to the Business as conducted by the Issuer or by FNIC with respect to the Issuer, and shall furnish such representatives with all financial and operating data and other information concerning the related affairs of the Issuer Parties and the Business as such representatives may reasonably request. (b) Notwithstanding the foregoing, such access, copies and inspections set forth in clauses (a) and (b) above shall not be required to the extent the same would violate any Law, Permit or Governmental Order applicable to the Issuer Party whose items the Hale Investors sought to review. All information obtained by the Hale Investors and their representatives shall be subject to the confidentiality covenant in Section 6.6 hereof. 6.3 No Equity Transfers. During the Executory Period, except for its execution of the Redemption Agreement, FNIC will not assign, pledge, sell or otherwise transfer or encumber any Issuer shares of capital stock. 6.4 Exclusivity. Each Issuer Party hereby agrees, during the Executory Period, not to, and will not authorize or permit any of its respective representatives or Affiliates to, directly or indirectly, (a) solicit, initiate, facilitate or encourage any Competing Transaction or any inquiries or the making of any proposal that constitutes or could reasonably be expected to lead to a Competing Transaction, or (b) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or otherwise cooperate in any way with, or execute or enter into any Contract with respect to, any Competing Transaction. Each Issuer Party hereby agrees to, and to cause all of its respective representatives and Affiliates to, cease and cause to be terminated immediately all existing discussions or negotiations with any Person (other than the Hale Investors and the Hale Representative) conducted on or before the date hereof with respect to any Competing Transaction. In the event that any Issuer Party or any of its representatives or Affiliates is contacted by any Person regarding a Competing Transaction or receives any proposal from any Person regarding a Competing Transaction, such Issuer Party shall immediately notify the Hale Investors of the nature of such contact or proposal, the Person making such contact or proposal, and the terms of any Competing Transaction proposed. 6.5 Directors’ and Officers’ Insurance . Prior to or at the Closing, FNHC or FNIC will purchase or will cause the Issuer to purchase “tail” coverage for (a) the six (6) year period following the Closing under the directors’ and officers’ liability, employment practices liability and fiduciary liability insurance policies currently applicable to the Issuer and to the directors and officers thereof and (b) the three (3) year period following the Closing under such Persons’ current errors and omissions insurance policies, in each case, with respect to matters existing or occurring at or prior to the Closing that provides coverage in at least the same scope and amount to the coverage provided by such policies on the date hereof. All premiums, fees,

36 CHAR1\1895799v7 Taxes and other expenses associated with such “tail” coverages shall be included in the Transaction Expenses. 6.6 Confidentiality. (a) From and after the Closing, except as otherwise required by applicable Law, FNHC and FNIC shall, and shall cause their Affiliates, agents and representatives to, keep confidential, and will not use for the benefit of themselves or others (other than the Issuer and its Affiliates in connection with performing services for the Issuer’s benefit), any proprietary or nonpublic information regarding any other Party or any of its Affiliates (including the Issuer) of which such Issuer Parties may be aware, including Trade Secrets, customer lists, pricing policies, marketing plans or strategies or product development plans (collectively, “Confidential Information”); provided, however, that the foregoing shall not prevent disclosure to any representatives of the Party bound by this covenant or any other applicable Person having a bona fide need to know such information for purposes of the Transactions and who are subject to nondisclosure obligations and use limitations comparable in scope to those contained herein. (b) Notwithstanding the foregoing, “Confidential Information” shall not include information that, as shown by written evidence, (i) becomes generally available to the public after the Closing other than as a result of a disclosure by the receiving party or its representatives in violation of the terms hereof or (ii) becomes available to the receiving party after the Closing on a non-confidential basis from a source other than the disclosing party or its representatives that rightfully possesses the information; provided, however, that such source is not known by the receiving party, after due inquiry, to be bound by a legal, fiduciary or contractual obligation of confidentiality or secrecy to the disclosing party or another party. 6.7 Release. (a) Effective as of, and conditioned upon the occurrence of, the Closing, and except as provided in Section 6.7(c) each of FNIC and FNHC, on behalf of itself and any Person who may be bound by it, including without limitation, FNHC’s Subsidiaries (each, a “Releasing Party”), releases MNIC and its successors and assigns and, to the extent acting in such capacity for MNIC, each of their respective officers, directors, employees, representatives and agents (each, a “Released Party”) from any and all Actions, debts, Liabilities, and obligations of every kind and character, whether at Law or in equity, which such Releasing Party has or may have or has ever had, which arise out of, relate to or are connected with MNIC with respect to periods prior to the Closing (each, a “Released Claim” and, collectively, the “Released Claims”), except in all cases for the Liabilities and obligations reserved under Section 6.7(c). (b) Each Releasing Party represents that it has made no assignment, conveyance or transfer of any kind of any Released Claim. Each Releasing Party acknowledges and intends that this Section 6.7 shall be effective as a bar to each of the Released Claims. (c) Notwithstanding any other provision of this Section 6.7, nothing in this Section 6.7 shall prevent any Releasing Party from asserting any contractual Action or other claim such Releasing Party may have against a Released Party, if any, (i) arising under or for breach of this Agreement or any other Transaction Document or other agreement or document contemplated hereby, or in any way impair or limit any contractual obligation any Person may have under any other written agreement, or (ii) arising with respect to acts, events or omissions that occur after the Closing.

37 CHAR1\1895799v7 ARTICLE VII. ADDITIONAL JOINT COVENANTS 7.1 Support of Transaction. (a) Without limiting any covenant contained in Article VI, the Hale Investors and the Issuer Parties shall: (i) use commercially reasonable efforts to assemble, prepare and file any information (and, as needed, to supplement such information) as may be reasonably necessary to obtain as promptly as practicable all consents from any Governmental Authority required to be obtained in connection with the Transactions; (b) use commercially reasonable efforts to have the third parties to those Contracts set forth on Schedule 7.1(a) agree to, and execute, amendments to such Contracts (in each case, being those Contracts for which such amendments are required or advisable in connection with consummation of the Transactions) and to obtain all consents of third parties that are not a Governmental Authority as set forth in Schedule 7.1(a) (“Non-Governmental Third Party Consents”); and (c) take such other action as may reasonably be necessary or as another Party may reasonably request to satisfy the conditions of Article VIII or otherwise to comply with this Agreement and to consummate the Transactions as soon as practicable. Notwithstanding the foregoing, (i) in no event shall HPCM, any Hale Investor or any Issuer Party be obligated to bear any out-of-pocket expense or pay any out-of-pocket fee or grant any material concession in connection with obtaining any Non-Governmental Third Party Consent that is not required in order to consummate the Transactions and (ii) in no event shall the failure to secure any such Non- Governmental Third Party Consent give either Party the right to claim that a condition to Closing has not been satisfied unless the failure to get any such Non-Governmental Third Party Consent, individually or in the aggregate, result in, or would be reasonably likely to result in, a Material Adverse Effect. (b) In furtherance and not in limitation of the foregoing, within ten (10) Business Days after the date of this Agreement, the Hale Investors shall supplement the “Form A” previously filed with the FOIR. Each Hale Investor agrees to provide promptly, or cause to be provided promptly, all agreements, documents, instruments, affidavits, statements or information that may be required or requested by any Governmental Authority relating to such Hale Investor (including any of its respective directors, officers, employees or direct or indirect investors, partners, members or shareholders) and all Persons who are deemed or may be deemed to “control” such Hale Investor within the meaning of applicable insurance Laws, or its or their structure, ownership, businesses, operations, regulatory and legal compliance, assets, liabilities, financing, financial condition or results of operations, or any of its or their directors, officers, employees, or director or indirect partners, members or shareholders. (c) In furtherance and not in limitation of the covenants of the parties hereto contained in this Section 7.1, subject to applicable Law, each Party hereto agrees to (i) furnish to the other Parties such information and assistance as the other Parties may reasonably request in connection with its preparation of any notifications or filings, (ii) keep the other Parties apprised of the status of matters relating to the completion of the transactions contemplated by the Transaction Documents, including promptly furnishing the other with copies of notices or other communications received by such Party from, or given by such Party to, any Governmental Authority with respect to such transactions, (iii) permit the other Parties to review and incorporate the other Parties’ reasonable comments in any communication to be given by or to any Governmental Authority with respect to any regulatory approvals, filings and notices required in connection with the transactions contemplated by the Transaction Documents or Orders required to be obtained from, such Governmental Authority in connection with execution and delivery of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, and (iv) consult with

38 CHAR1\1895799v7 the other Parties in advance of and not participate in any meeting or discussion relating to the transactions contemplated by this Agreement, either in person or by telephone, with any Governmental Authority in connection with the Transactions unless it gives the other Parties the opportunity to attend and observe. Each Party hereto shall use its reasonable best efforts to share information protected from disclosure under the attorney-client privilege, work product doctrine, joint defense privilege or any other privilege pursuant to this Section 7.1(c) in a manner so as to preserve any applicable privilege. The Parties hereto further covenant and agree not to extend any waiting period associated with any Governmental Approval or enter into any agreement with any Governmental Authority not to consummate the transactions contemplated by this Agreement, except with the prior written consent of the other Parties. (d) In furtherance and not in limitation of the covenants of the Parties hereto contained in this Section 7.1, the Hale Investors and the Issuer Parties shall take any and all such further action as may be necessary to comply with any reasonable request made or condition imposed by, or to resolve any reasonable objection asserted by, any Governmental Authority with respect to the transactions contemplated by this Agreement and the Transaction Documents, in each case so as to enable the Closing to occur as soon as reasonably possible. 7.2 Tax Matters. (a) FNHC, at its sole cost and expense, will prepare, or cause to be prepared, and file, or cause to be filed, all Tax Returns for the Issuer (or which include the impact of the Issuer’s business) for all Tax periods ending on or prior to the Closing Date that are filed after the Closing Date. Such Tax Returns shall be prepared consistently with past custom and practice to the extent consistent with applicable Tax Law. With respect to each such Tax Return, at least ten (10) Business Days prior to the date (including extension) on which the same is due or, if that is not reasonably practicable, as soon as is reasonably practicable, FNIC shall submit the same to the Hale Representative for review on behalf of the Hale Investors and the Issuer as it exists post-Closing and shall take into consideration in good faith any reasonable revisions requested by the Hale Representative. (b) FNHC also will prepare, or cause to be prepared, and file, or cause to be filed, all Tax Returns for the Issuer for all Tax periods that relate to a Straddle Period. Such Tax Returns shall be prepared consistently with the past custom and practice of the Issuer Parties to the extent consistent with applicable Tax Law. With respect to each such Tax Return, at least ten (10) Business Days prior to the date (including extension) on which the same is due or, if that is not reasonably practicable, as soon as is reasonably practicable, FNIC shall submit the same to the Hale Representative to review on behalf of the Hale Investors and shall take into consideration in good faith any reasonable revisions requested by the Hale Representative. (c) The Parties shall cooperate fully, and shall cause their respective Affiliates, as applicable, to cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of Tax Returns and any Action regarding Taxes of, or with respect to, the Issuer. Such cooperation shall include the retention of and (upon the other Party’s request) the provision of records and information reasonably relevant to any such Tax Return or Action and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the provision of such powers of attorney as may be necessary to allow for the control of Tax audits or proceedings as described in Section 7.2(d) hereof and for FNHC to file Tax Returns pursuant to Section 7.2(a) hereof.

39 CHAR1\1895799v7 (d) Post-Closing, the Issuer shall notify FNHC in writing within twenty (20) Business Days of receipt of a written notice of any pending or threatened Tax audits of the Issuer for any Tax period that ends on or before or includes the Closing Date. FNHC shall have the sole and exclusive right (at its sole cost and expense) to control the conduct of any such Tax audit or other administrative or judicial proceeding for any Tax period that ends on or before the Closing Date (each, an “Issuer Tax Contest Claim”); provided, however, that FNHC shall keep the Hale Investors reasonably informed regarding the progress and substantive aspects of any Issuer Tax Contest Claim, the Issuer and each Hale Investor shall be entitled at its expense to participate in any Issuer Tax Contest Claim and FNHC shall not compromise or settle any Issuer Tax Contest Claim without obtaining the prior written consent of the Hale Representative (or HPCM, acting on behalf of the Hale Investors) (which consent shall not be unreasonably withheld, conditioned or delayed). FNHC shall control the conduct of any such Tax audit or other administrative or judicial proceeding for any Straddle Period, provided, however, that FNHC shall keep the Hale Investors reasonably informed regarding the progress and substantive aspects of any such audit of proceeding and the Hale Investors and the Issuer shall be entitled at their expense to participate in any such audit of proceeding. FNHC shall not compromise or settle any such audit or proceeding without obtaining the prior written consent of the Hale Representative (or HPCM, acting on behalf of the Hale Investors) (which consent shall not be unreasonably withheld, conditioned or delayed). In the event of any conflict between the provisions of this Section 7.2(d) and Section 10.3, this Section 7.2(d) shall control. (e) All Transfer Taxes, if, any, shall be borne and split evenly by the Hale Investors, on the one hand, and FHNC, on the other hand. Each Party shall use its commercially reasonable efforts to minimize the amount of such Transfer Taxes and to cooperate in the preparation, execution and filing of all Tax Returns and other documents required in connection with such Transfer Taxes. (f) The Parties agree that Transaction Expenses, to the extent such payments give rise to Tax deductions, Tax losses, Tax credits or otherwise may offset taxable income or Tax under applicable Law, shall, to the maximum extent permitted by applicable Law, be considered to arise in the taxable period (or portion thereof) ending on the Closing Date and the provisions of this Agreement shall be interpreted and applied in a manner consistent therewith. (g) In the event of a refund of Taxes of the Issuer (or of FNHC with respect to the Issuer) for any Tax period (or portion thereof) ending on or prior to the Closing Date (whether in the form of cash received or a credit against Taxes otherwise payable in lieu of a cash refund), the refund amount (the “Refund Amount”) will be the property of FNHC to the extent such refund is not attributable to any carry back from any Tax period (or portion thereof) beginning after the Closing Date. To the extent that the Issuer receives any such refund, the Issuer will promptly pay to FNHC an amount equal to the Refund Amount (and interest thereon received from the Tax authority) net of an amount equal to the out-of-pocket costs and expenses to the Issuer in obtaining and paying over such refund (including Taxes). To the extent that a Tax refund is received for a Straddle Period, the amount of the refund that is attributable to the portion of the Straddle Period ending on the Closing Date will be determined in accordance with the principles of the definition of “Straddle Period.” (h) Without the prior written consent of FNHC (which consent shall not be unreasonably withheld, conditioned or delayed), no Hale Investor (including, after Closing, the Issuer) will (i) amend, refile, supplement, revoke or otherwise modify any Tax Return or Tax election of the Issuer for a Tax period ending on or prior to, or including, the Closing Date (including a Straddle Period), (ii) make any Tax election that has retroactive effect to a Tax period of the Issuer ending on or prior to, or including, the Closing Date (including a Straddle Period), (iii) take any action (unless requested by a Tax authority) to extend the applicable statute of limitations with respect to Taxes

40 CHAR1\1895799v7 or Tax Returns of the Issuer for a Tax period ending on or prior to, or including, the Closing Date (including a Straddle Period); (iv) initiate any voluntary contact with a Tax authority with respect to Taxes or a Tax Return of the Issuer for a Tax period ending on or prior to, or including, the Closing Date (including a Straddle Period) or (v) file a Tax Return for a Tax period ending on or prior to the Closing Date in a jurisdiction in which the Issuer (or FNHC with respect to the tax Liability arising from the operations of the Issuer) did not file such Tax Return prior to Closing, except in each case as would not increase the Liability of any Issuer Party for Taxes in any material respect. 7.3 No Disclosure. From and after the date hereof until the Closing Date, no Party nor any Affiliate thereof shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the counterpart(ies) hereto and, if applicable, the FOIR; provided, however, that any Party may make any public disclosure it believes in good faith is required by Law (including securities Laws) or the rules of any securities exchange (in which case such Party shall use its best efforts to advise the other Parties prior to making the disclosure). From and after the Closing Date, neither FNHC nor FNIC, nor any Affiliate thereof, shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the Hale Investors; provided, however, that FNHC and FNIC may make any public disclosure they believe in good faith is required by Law (in which case such Party shall use its best efforts to advise the other Parties prior to making the disclosure). 7.4 Access to Books and Records Post-Closing. (a) For a period of five (5) years after the Closing Date, the Issuer and the other Issuer Parties shall each retain all accounting, legal, auditing, Tax, and other books and records of the Business relating to (i) the conduct of the Business or (ii) the ownership of the Issuer, in each case prior to the Closing Date. After the Closing Date, each of the Issuer and FNIC shall permit the other Party and its representatives to have reasonable access to, and to inspect and copy, at its own expense, any books and records referred to in this Section 7.4(a) that such other Party requires for financial reporting, Tax, or accounting purposes (which such materials, for the avoidance of doubt, shall be subject to the provisions of Section 6.6). (b) If after the Closing any Party hereto is contesting or defending against any Action relating to (i) any transaction contemplated by the Transaction Documents or (ii) any fact, situation, condition, event, action, failure to act, or transaction occurring prior to the Closing Date involving the Issuer or the Business, each other party hereto shall (1) reasonably cooperate with the contesting or defending party and its counsel in, and reasonably assist the contesting or defending Party and its counsel with, the contest or defense, (2) make available such other Party’s personnel (including for purposes of fact finding, consultation, interviews, depositions, and, if required, as witnesses), during reasonable business hours, and (3) provide such information, testimony, and access to its books and records, in each case as shall be reasonably requested in connection with the contest or defense, all at the sole cost and expense (not including employee compensation and benefits costs) of the contesting or defending party; provided, however, that the foregoing shall not apply to any matter for which the contesting or defending party is seeking indemnification under Article X or involving a dispute between an Hale Investor and FNIC or between an Hale Investor and FNHC. ARTICLE VIII. CONDITIONS TO OBLIGATIONS

41 CHAR1\1895799v7 8.1 Conditions to Each Party’s Obligations. The obligations of the Issuer Parties and the Hale Investors to consummate, or cause to be consummated, the Transactions are subject to the satisfaction or waiver in writing at or prior to the Closing of the following conditions: (a) All necessary regulatory approvals in respect of the Investment and the Policy Cancellation and Assumption that may be required by statute, regulation, Governmental Order or otherwise, and all other governmental consents, Orders or rulings necessary to effect the Transactions, shall have been duly obtained, made or given and shall be in full force and effect at the Closing. (b) No Governmental Authority of competent jurisdiction shall have enacted, issued or entered any Governmental Order or applicable statute, rule or regulation that, in any case, is in effect and enjoins or otherwise prohibits the consummation of the Transactions. 8.2 Conditions to Obligations of the Hale Investors. The obligations of the Hale Investors to consummate, or cause to be consummated, the Transactions are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by HPCM with the agreement of both Hale Investors: (a) The representations and warranties of the Issuer Parties contained in this Agreement and in any certificate or other writing delivered by any Issuer Party pursuant to this Agreement (other than Fundamental Representations) shall be true and correct in all material respects (without regard to any qualifications or references to “Material Adverse Effect,” “material” or other materiality qualifications or references contained in any specific representation or warranty) as of the date of this Agreement and as of the Closing Date as if made at and as of that time (except for representations and warranties made only as of a specified date, which shall be true and correct as of the specified date), except for those failures of such representations and warranties to be so true and correct that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. (b) The Fundamental Representations shall be true and correct in all material respects (except Fundamental Representations that contain materiality or Material Adverse Effect qualifiers, which shall be true and correct in all respects) as of the date of this Agreement and as of the Closing Date as if made at and as of that time (except for (i) Fundamental Representations made only as of a specified date, which shall be true and correct as of the specified date and (ii) the Fundamental Representations set forth in Section 4.5 (Capitalization) and Section 4.19 (Brokers’ Fees), which, notwithstanding the foregoing provisions of this Section 8.2(b), shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date). (c) The covenants of each Issuer Party to be performed as of or prior to the Closing shall have been performed in all material respects. (d) The third party and Governmental Entity consents outlined in the Restructure Agreement shall have been obtained. (e) The Issuer shall have placed reinsurance in connection with the intended Policy Cancellation and Assumption on or prior to June 1, 2022. (f) The Florida Hurricane Catastrophe Fund (“FHCF”) will have agreed that FNIC’s insurance policies will count towards MNIC’s exposure for FHCF reinsurance purposes at June 30, 2022.

42 CHAR1\1895799v7 (g) The Hale Investors and FNHC or FNIC, as applicable, shall have agreed on the existing terms of, or, in the alternative, certain mutually-agreed amendments to, the Managing General Agency and Claims Administration Agreement, Broker Services Agreement and Cost Sharing Agreement between the Issuer and FNHC, FedNat Underwriters, Inc., Century Risk Services, Inc. and any other FNHC Affiliate (such amendments, if approved, deemed added as Closing Deliveries pursuant to Section 3.2 collectively, as amended if applicable, the “Approved Related Party Agreements”). (h) The Issuer Parties, collectively, shall have delivered to the Hale Investors a certificate signed by authorized Person(s) of such Issuer Parties, dated the Closing Date, certifying that the conditions specified in Sections 8.2(a), 8.2(b) and 8.2(c) have been fulfilled. (i) The Issuer Parties shall have delivered, or caused to be delivered, to the Hale Investors the items listed in Section 3.2. (j) Except for the Approved Related Party Agreements, each of the Contracts set forth on Schedule 4.25 (Affiliate Transactions) shall have been terminated and have no further force or effect. (k) Since the date hereof, no Material Adverse Effect shall have occurred. (l) Except with respect to the Approved Related Party Agreements (which shall have been timely paid for all amounts due in either direction through the Closing Date), all intercompany accounts between Issuer and any other Issuer Party shall have been paid in full or otherwise satisfied or extinguished, and reasonable evidence of the foregoing shall have been delivered to the Hale Investors. 8.3 Conditions to the Obligations of the Issuer Parties. The obligation of the Issuer Parties to consummate the Transactions is subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by the Issuer Parties, or any of them: (a) The representations and warranties of the Hale Investors contained in this Agreement and in any certificate or other writing delivered by the Hale Investors pursuant to this Agreement shall be true and correct in all material respects (except representations and warranties that contain materiality qualifiers, which shall be true and correct in all respects) as of the date of this Agreement and as of the Closing Date as if made at and as of that time (except for representations and warranties made only as of a specified date, which shall be true and correct as of the specified date). (b) The covenants of the Hale Investors to be performed as of or prior to the Closing shall have been performed in all material respects. (c) Each Hale Investor shall have delivered to the Issuer Parties a certificate signed by an officer or other authorized person of such Hale Investor, dated the Closing Date, certifying that the conditions specified in Sections 8.3(a) and 8.3(b) have been fulfilled. (d) The Hale Investors shall have delivered, or caused to be delivered, to the applicable Issuer Parties the items listed in Section 3.3. 8.4 Frustration of Closing Conditions. No Party may rely, either as a basis for not consummating the Transactions or terminating this Agreement and abandoning the Transactions, on the failure of any condition set forth in Sections 8.1, 8.2 or 8.3, as the case may be, to be satisfied if such failure was caused

43 CHAR1\1895799v7 by such Party’s breach of any provision of this Agreement, including failure to use reasonable best efforts or commercially reasonable efforts, as the case may be, to consummate the Transactions as required by and subject to Section 7.1. ARTICLE IX. TERMINATION/EFFECTIVENESS 9.1 Termination. This Agreement may be terminated and the Transactions abandoned: (a) by any Party hereto if a material breach of any provision of this Agreement has been committed by another Party and such breach has not been waived in writing or cured on or before the earlier to occur of (i) ten (10) days after written notice of such breach has been delivered to the breaching Party or (ii) the date that is forty-five (45) days following the date of this Agreement (the date in this clause (ii), the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 9.1(a) will not be available to any Party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date. (b) by the Hale Investors (or any of them) if any of the conditions in Section 8.1 or Section 8.2 have not been satisfied on or before the Termination Date or if satisfaction of any such condition is or becomes impossible (other than through the failure of the Hale Investors to comply with their obligations under this Agreement) and the Hale Investors have not waived in writing such condition on or before the Termination Date; provided, however, that, the Termination Date shall be extended an additional sixty (60) days in the event that the Closing has not occurred solely due to the failure to obtain any necessary approvals from Governmental Authorities under Section 8.1(a) and such approvals remain pending; (c) by the Issuer Parties if any of the conditions in Section 8.1 or Section 8.3 have not been satisfied on or before the Termination Date or if satisfaction of any such condition is or becomes impossible (other than through the failure of an Issuer Party to comply with its obligations under this Agreement) and the Issuer Parties have not waived in writing such condition on or before the Termination Date; provided, however, that, the Termination Date shall be extended an additional sixty (60) days in the event that the Closing has not occurred solely due to the failure to obtain any necessary approvals from Governmental Authorities under Section 8.1(a) and such approvals remain pending; or (d) by mutual written consent of the Issuer Parties and the Hale Representative. 9.2 Effect of Termination. Except as otherwise set forth in this Section 9.2, in the event of the termination of this Agreement pursuant to Section 9.1, this Agreement shall forthwith become void and have no effect, without any Liability on the part of any Party or its respective Affiliates, officers, directors, partners, managers or members, other than Liability of any Party, as the case may be, for any breach of this Agreement occurring prior to such termination. Prior to the termination of this Agreement in accordance with its terms, nothing in this Section 9.2 shall be deemed to impair the right of any Party to compel specific performance by any other Party of its obligations under this Agreement as and only to the extent such right is expressly available under Section 11.13. The provisions of this Section 9.2 and Article XI shall survive any termination of this Agreement. ARTICLE X. INDEMNIFICATION

44 CHAR1\1895799v7 10.1 Survival of Representations, Warranties, Covenants and Agreements. Each representation, warranty, covenant and agreement contained herein and any certificate required to be delivered under this Agreement related to any such representation, warranty, covenant or agreement will survive the Closing and continue in full force and effect; provided, however, that (i) any claim by an Investor Indemnified Party under Section 10.2(a)(i), other than with respect to a claim relating to a Fundamental Representation, may be made on or before the date that is eighteen (18) months after the Closing Date and not thereafter, (ii) any claim by an Investor Indemnified Party under Section 10.2(a)(i) relating to a breach of Section 4.1 (Organization), Section 4.2 (Due Authorization), Section 4.5 (Capitalization), Section 4.18 (Taxes), Section 4.19 (Brokers’ Fees), the first sentence of Section 4.20 (Title to Assets), and Section 4.29 (Solvency) (collectively, the “Fundamental Representations”) may be made on or before the date that is the later of (A) five (5) years after the Closing Date or (B) sixty (60) days after the expiration of the applicable statute or period of limitations (including any extension of such statute or period of limitations), and not thereafter, (iii) any claim by an Investor Indemnified Party under Section 10.2(a)(ii) or an FNHC Indemnified Party under Section 10.2(b)(ii) may be made on or before the date that is eighteen (18) months after the Closing Date and not thereafter (except that such covenants and agreements to be performed following the Closing shall survive the Closing and continue thereafter in accordance with their terms), (iv) any claim by an Investor Indemnified Party under Sections 10.2(a)(iii) through (v) may be made on or before the date that is the later of (A) five (5) years after the Closing Date or (B) sixty (60) days after the expiration of the applicable statute or period of limitations (including any extension of such statute or period of limitations), and not thereafter and (v) any claim by an Investor Indemnified Party relating to Fraud may be made at any time following the Closing and the Investor Indemnified Parties shall be entitled to indemnification therefor under this Article X indefinitely. The Liability of an indemnifying Party with respect to any indemnification claim timely made hereunder shall continue until the indemnifying Party’s Liability therefor has been finally determined and fully satisfied. The Investor Indemnified Parties’ rights to indemnification or payment of Damages under this Article X or any of their other rights shall not be affected by any investigation conducted or knowledge acquired (or capable of being acquired) by, on behalf of or for the benefit of the Hale Investors at any time, whether before or after the execution and delivery of this Agreement or the Closing, with respect to the accuracy or inaccuracy of, or compliance with, any representation, warranty, covenant or agreement of any Issuer Party in this Agreement. 10.2 Indemnification. (a) Subject to Section 10.4, from and after the Closing, FNHC shall indemnify, defend and hold each Hale Investor, the Issuer, their respective Affiliates (exclusive of FNIC, FNHC and FNHC’s Subsidiaries) and each of their respective officers, directors, shareholders, managers, members, employees and agents (collectively, the “Investor Indemnified Parties”) harmless from, against and in respect of any Damages to the applicable Investor Indemnified Party arising from or related to any of the following: (i) any breach or inaccuracy of any representation or warranty any Issuer Party has made in this Agreement (or pursuant to any certificates delivered pursuant to Section 8.2(g)); (ii) any breach by any Issuer Party of any covenant or agreement made by it in this Agreement; (iii) any Tax imposed on Issuer or which Issuer or the Hale Investors are obligated to pay, in respect of a taxable period ending on or prior to the Closing Date or the portion of a Straddle Period ending on and including the Closing Date; provided that any extraordinary transaction outside the ordinary course of business that occurs on the Closing

45 CHAR1\1895799v7 Date but after the Closing shall be considered to occur on the day following the Closing Date; (iv) any claim by a direct or indirect owner of Equity of FNHC or FNIC that (A) such Person is entitled to consideration as a result of the Transactions or (B) the Transactions were not approved or consummated in accordance with the Organizational Documents of such Persons or in accordance with applicable Laws; (v) any (A) Debt of the Issuer incurred prior to the Closing or (B) Transaction Expenses; or (vi) any claims by any current or former holder of an insurance policy issued by FNIC. The applicable Investor Indemnified Party may, in its sole discretion, elect which subsection of this Section 10.2(a) under which to bring a claim for indemnification if more than one subsection is applicable. (b) Subject to Section 10.4, from and after the Closing, each Hale Investor shall severally (pro rata as among them based on their relative ownership of MNIC) indemnify, defend and hold FNHC, FNIC, FNHC’s Subsidiaries and each of their respective officers, directors, shareholders, managers, members, employees and agents (each, a “FedNat Indemnified Party”) harmless from, against and in respect of any Damages arising from or related to (i) any breach or inaccuracy of any representation or warranty such Hale Investor has made in this Agreement (or pursuant to the certificate delivered pursuant to Section 8.3(c)), or (ii) any breach by such Hale Investor of any covenant or agreement of that Hale Investor in this Agreement. The applicable FedNat Indemnified Party may, in its sole discretion, elect whether to bring a claim for indemnification under subpart (i) or (ii) of the foregoing sentence if both subparts are applicable. (c) The amount of indemnification to which an Indemnified Party shall be entitled under this Article X shall be determined: (i) by the written agreement between the Indemnified Party and the Indemnitor; (ii) by a final judgment or decree of any court of competent jurisdiction; or (iii) by any other means to which the Indemnified Party and the Indemnitor shall agree (in their joint and absolute discretion). The judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken shall have been finally determined. 10.3 Indemnification Claim Procedures. (a) If any Action is commenced or threatened that may give rise to a claim for indemnification (an “Indemnification Claim”) by any Person entitled to indemnification under this Agreement (each, an “Indemnified Party”), then such Indemnified Party shall promptly (i) notify the Indemnitor and (ii) deliver to the Indemnitor a written notice (A) describing in reasonable detail the nature of the Action, (B) including the Indemnified Party’s best estimate, if reasonably estimable at such time, of the amount of Damages that may arise from such Action, and (C) describing in reasonable detail the basis for the Indemnified Party’s request for indemnification under this Agreement. Failure to notify the Indemnitor in accordance with this Section 10.3(a) will not relieve the Indemnitor of any liability that it may have to the Indemnified Party, except to the extent the defense of such Action is materially prejudiced by the Indemnified Party’s failure to give such notice.

46 CHAR1\1895799v7 (b) Following the delivery of written notice to the applicable Indemnified Party acknowledging its liability under this Agreement in respect of Damages incurred by such Indemnified Party in connection with such Action, an Indemnitor may elect at any time to assume and thereafter conduct the defense of any Action subject to any such Indemnification Claim with counsel of the Indemnitor’s choice and to settle or compromise any such Action, and each Indemnified Party shall reasonably cooperate, at the Indemnitor’s sole expense, with the conduct of such defense by the Indemnitor or the settlement of such Action by the Indemnitor so long as (i) under applicable standards of professional conduct, no conflict of interest on any significant issue related to such defense exists between the Indemnitor, on the one hand, and the Indemnified Party, on the other hand; and (ii) the Indemnitor conducts the defense of the Action actively and diligently at the sole cost and expense of the Indemnitor; provided, however, that the Indemnitor will not approve of the entry of any judgment or enter into any settlement or compromise with respect to the Indemnification Claim without the Indemnified Party’s prior written approval (which must not be unreasonably withheld or delayed) unless (x) such judgment, settlement or compromise involves only payment of money damages, (y) all such money damages will be the responsibility of, and paid in full by, the Indemnitor and (z) such judgment, settlement or compromise does not impose an injunction or other equitable relief on, and contains no admission of wrongdoing by, the Indemnified Party. If the Indemnified Party gives an Indemnitor notice of an Indemnification Claim and the Indemnitor does not, within twenty (20) days after such notice is given, (A) give notice to the Indemnified Party of its election to assume the defense of the Action or Actions subject to such Indemnification Claim and (B) thereafter promptly assume such defense, then the Indemnified Party may conduct the defense of such Action; provided, however, that if at any time the Indemnitor acknowledges in writing that such Action is a Damage subject to this Article X, the Indemnitor may thereafter join the defense of such Action. During the time the Indemnitor is conducting the defense of an Action, the Indemnified Party may retain separate co-counsel at its sole cost and expense and may participate in the defense of such claim. (c) Solely with respect to third party claims, at the reasonable request of the Indemnitor, each Indemnified Party shall grant the Indemnitor and its representatives all reasonable ac cess to the books, records, employees and properties of such Indemnified Party to the extent reasonably related to the matters to which the applicable Indemnification Claim relates. All such access shall be granted during normal business hours and shall be granted under the conditions which shall not unreasonably interfere with the business and operations of such Indemnified Party. 10.4 Limitations on Liability. Notwithstanding any provision of this Agreement to the contrary, any claims an Indemnified Party makes under this Article X will be limited as follows: (a) Threshold. No Indemnitor will have Liability with respect to the matters described in Section 10.2(a)(i) or in subpart (i) of Section 10.2(b) until the total of all Damages with respect to such matters exceeds $25,000, at which point the Indemnitor will be obligated to indemnify the Indemnified Party for all Damages (back to the first dollar of Damages). (b) No Duplicate Claims. In the event an Investor Indemnified Party or FedNat Indemnified Party, as the case may be, recovers Damages in respect of an Indemnification Claim, no other Investor Indemnified Party or FedNat Indemnified Party, as applicable, may recover the same Damages in respect of a claim for indemnification under this Agreement. (c) Calculation of Damages. The amount of any Damages payable under this Article X by the Indemnitor shall be net of any amounts actually recovered by the Indemnified Party under applicable insurance policies (net of any applicable costs of recovery or collection thereof), or from any other Person alleged to be responsible therefor. If the Indemnified Party receives any amounts

47 CHAR1\1895799v7 under applicable insurance policies, or from any other Person alleged to be responsible for any Damages, subsequent to an indemnification payment by the Indemnitor, then such Indemnified Party shall promptly reimburse the Indemnitor for any such indemnification payment up to the amount actually received by the Indemnified Party, net of any expenses incurred by such Indemnified Party in collecting such amount, but, in the case of amounts received under applicable insurance policies, only to the extent such payments, together with all similar amounts previously received, are in excess of the aggregate deductibles or retentions under such insurance policies. 10.5 Tax Treatment of Indemnity Payments. The Parties agree to treat any payments made pursuant to this Article X as an adjustment to the Investment for all Tax purposes, except to the extent otherwise required pursuant to a final determination within the meaning of Section 1313(a) of the Code (or any similar provision of state or local Tax Law). 10.6 No Recourse Against the Issuer. The Issuer Parties hereby (a) disclaim any reliance whatsoever upon the truth or accuracy of any of the representations or warranties given or made by them in this Agreement, and (b) effective as of the Closing, irrevocably waive any and all defenses or right to recourse with respect to any misrepresentation or breach of any representation or warranty, or breach of or noncompliance with any agreements or covenants, given or made by any Issuer Party in this Agreement. Each Issuer Party further agrees that it will not be entitled to contribution from, subrogation to or recovery against Issuer with respect to any Damages imposed on or incurred by such Issuer Party in connection with this Agreement or the Transactions. 10.7 Disregard Materiality. For purposes of determining (a) the amount of any Damages that is the subject matter of a claim for indemnification under this Article X based on a breach or inaccuracy of any representation or warranty contained in this Agreement and (b) whether a breach or inaccuracy of any such representation or warranty has occurred or exists, each such representation and warranty shall be read without regard and without giving effect to any “materiality,” “in all material respects,” “Material Adverse Effect” or similar standard or qualification contained in such representation or warranty (as if such standard or qualification were deleted therefrom). 10.8 Source of Recovery. (a) Right of Set-Off. In addition to the other provisions of this Article X, following (i) acknowledgment by FNHC and FNIC of their obligations as Indemnitors with respect to an Indemnification Claim submitted by an Investor Indemnified Party and (ii) notice to FNHC and FNIC specifying in reasonable detail any Investor Indemnified Party’s good faith basis for such setoff, the applicable Investor Indemnified Party may set off and recoup against any amount payable to FNHC, FNIC or any FedNat Indemnified Party (including without limitation FedNat Underwriters, Inc. and Century Risk Services, Inc.) all amounts payable by the Issuer or any Investor Indemnified Party or any of their respective Affiliates (excluding HPCM and its Affiliates) pursuant to this Article X. (b) Cancellation or Transfer of Stock. In the event that (i) the Issuer, the Investor Indemnified Parties, or either of them, bring a claim for indemnification of Damages pursuant to this Article X against FNHC and/or FNIC, (ii) FNHC and FNIC both fail to pay such claim within thirty (30) days of acknowledgment of their obligations hereunder and (iii) the offset rights of the Issuer or applicable Investor Indemnified Party set forth in Section 10.8(a) above are inadequate fully to address the claim or cannot be exercised due to the objection of the FOIR, then FNHC shall transfer to the applicable Investor Indemnified Party or to the Issuer (at the direction of the indemnified party) in satisfaction of such indemnification claim all or a portion of the shares of Common Stock of the Issuer held by FNHC, with the value attributed to such shares (and rendered in payment of

48 CHAR1\1895799v7 the indemnification obligation in question) to be equal to the price per share at which the Issuer issued shares of Common Stock to the Hale Investors pursuant to this Agreement. 10.9 Indemnification Sole and Exclusive Remedy. The indemnification provided in this Article X shall be the exclusive remedy from and after the Closing available to any Party in connection with any Damages arising out of this Agreement; provided, however, that this Section 10.9 shall not (a) in any way limit any Person’s rights against any other Person in respect of Fraud by such other Person or any rights such Person may have under any other agreement or (b) be deemed to supersede or modify the dispute resolution procedures set forth in Section 2.4 hereof (which procedures shall govern the resolution of disputes thereunder). Notwithstanding the foregoing, nothing in this Section 10.9 shall limit or restrict the ability or right of any Party to seek injunctive or other equitable relief for any breach or threatened breach of any of the provisions of this Agreement. ARTICLE XI. MISCELLANEOUS 11.1 Waiver. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. 11.2 Notices. All notices and other communications among the Parties shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service, (d) when delivered by email (solely if receipt is confirmed), addressed as follows: (i) If to any Hale Investor or, following the Closing, the Issuer: [Addressee] c/o Hale Partnership Capital Management 3675 Marine Drive Greenville, NC 27834 Attention: Steven Hale Phone No.: 336-552-6228 Email: steve@halepartnership.com with a copy (which shall not constitute notice) to: Moore & Van Allen PLLC 100 North Tryon Street, 47th Floor Charlotte, North Carolina 28202 Attention: Ryan M. Smith Email: ryansmith@mvalaw.com (iii) If to the FedNat Parties or, prior to the Closing, the Issuer, to: 14050 NW 14th Street, Suite 180 Sunrise, FL 33323

49 CHAR1\1895799v7 Attention: Bruce F. Simberg, Chairman of the Board Email: bsimberg@fednat.com with a copy (which shall not constitute notice) to: Nelson Mullins Riley & Scarborough LLP 2 South Biscayne Boulevard, 21st Floor Miami, Florida 33131 Attention: Nina S. Gordon Email: nina.gordon@nelsonmullins.com or to such other address or addresses as the Parties may from time to time designate in writing. 11.3 Assignment. No Party shall assign this Agreement or any part hereof without the prior written consent of the other Parties. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. 11.4 Rights of Third Parties. Except as set forth in Section 6.5 and Article X, nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement. 11.5 Expenses. Whether or not the Transactions are consummated, and except as otherwise expressly provided in this Agreement, each Party will bear its respective fees, costs and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement, the other Transaction Documents or the Transactions. 11.6 Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the Transactions, shall be governed by, and construed in accordance with, the Laws of the State of Florida, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction. 11.7 Captions; Counterparts. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement delivered by facsimile or similar electronic means shall be effective as manually executed signatures in person for all purposes. 11.8 Schedules and Annexes. The Schedules and Annexes referenced herein are a part of this Agreement as if fully set forth herein. All references herein to Schedules and Annexes shall be deemed references to such parts of this Agreement unless the context shall otherwise require. Any disclosure set forth in any particular section of a Schedule shall be deemed to be disclosed for any other section of the Schedules to the extent that its relevance or applicability to such other section of the Schedules is reasonably apparent on its face (and without reference to any underlying document or instrument referenced in such disclosure). Certain information set forth in the Schedules is included solely for informational purposes and may not be required to be disclosed pursuant to this Agreement. The disclosure of any information in the Schedules shall not be deemed to constitute an acknowledgment that such information is required to be disclosed in connection with the representations and warranties made in this Agreement. 11.9 Entire Agreement. This Agreement (together with the Schedules and Annexes to this Agreement) constitute the entire agreement by or among the Parties relating to the Transactions and supersede any other

50 CHAR1\1895799v7 agreements, whether written or oral, that may have been made or entered into by or among any of the Parties hereto or any of their respective Affiliates relating to the Transactions. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the Transactions exist between or among the Parties except as expressly set forth in this Agreement (together with the Schedules and Annexes to this Agreement). 11.10 Amendments. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed in the same manner as this Agreement and which makes reference to this Agreement. 11.11 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement (without additional consideration) to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties. 11.12 Jurisdiction. Any proceeding or action based upon, arising out of or related to this Agreement or the Transactions may be brought the federal courts sitting in Tampa, Florida, and each of the Parties irrevocably submits to the exclusive jurisdiction of each such court in any such proceeding or action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the proceeding or action shall be heard and determined only in any such court, and agrees not to bring any proceeding or action arising out of or relating to this Agreement or the Transactions in any other court. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other Party in any other jurisdiction, in each case, to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section 11.12. EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY PROCEEDING UNDER OR RELATED TO THIS AGREEMENT. For the avoidance of doubt, the provisions of this Section 11.12 shall not be deemed to supersede or modify the dispute resolution procedures set forth in Section 2.4 hereof (which procedures shall govern the resolution of disputes thereunder). 11.13 Enforcement. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specifically enforce and require specific performance with respect to the terms and provisions of this Agreement, in addition to any other remedy to which any Party is entitled at Law or in equity. In the event that any action shall be brought in equity to enforce the provisions of this Agreement, no Party shall allege, and each Party hereby waives the defense, that there is an adequate remedy at law, and each Party agrees to waive any requirement for the securing or posting of any bond in connection therewith. [remainder of page intentionally left blank]

STOCK INVESTMENT AND SUBSCRIPTION AGREEMENT IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as of the date first above written. HALE INVESTORS: HALE PARTNERSHIP FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Steven A. Hale II, Manager In accordance with Section 5.8(b) and 5.8(g) of this Agreement, upon execution of this Agreement, the above-named Person further represents and warrant to the Issuer that such Person (please check all applicable boxes):  Is an investment company registered under the Investment Company Act of 1940, as amended.  Is an entity which has elected to be treated or qualifies as a “business development company” as defined in Section 2(a)(48) of the Investment Company Act.  Is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.  Is a private business development company as defined in Section 202(a)(22) of the Advisers Act. ☒ Has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring New Securities and is one or more of the following: (a) an organization described in Section 501(c)(3) of the Internal Revenue Code, (b) a corporation or a limited liability company, (c) a Massachusetts or similar business trust or (d) a partnership.  Is a corporation with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring New Securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the New Securities.  Is a trust (e.g., a personal trust) (i) with total assets in excess of $5,000,000, (ii) that was not formed for the specific purpose of acquiring securities of the Issuer, and (iii) whose purchase of the Membership Interests will be directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment in the Membership Interests.  Is an entity, including a grantor trust, in which all of the equity owners are “accredited investors” by virtue of satisfying one or more of the above requirements, and each such equity owner has provided the representations set forth in Section 5.8 and certified to their accredited investor status in writing (for this purpose, a beneficiary of a revocable trust is not an equity owner, but the grantor of such trust would be an equity owner). Such Person’s principal place of business is located in the State of North Carolina.

STOCK INVESTMENT AND SUBSCRIPTION AGREEMENT IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as of the date first above written. HALE INVESTORS: MGEN II – HALE FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Steven A. Hale II, Manager In accordance with Section 5.8(b) and 5.8(g) of this Agreement, upon execution of this Agreement, the above-named Person further represents and warrant to the Issuer that such Person (please check all applicable boxes):  Is an investment company registered under the Investment Company Act of 1940, as amended.  Is an entity which has elected to be treated or qualifies as a “business development company” as defined in Section 2(a)(48) of the Investment Company Act.  Is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.  Is a private business development company as defined in Section 202(a)(22) of the Advisers Act.  Has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring New Securities and is one or more of the following: (a) an organization described in Section 501(c)(3) of the Internal Revenue Code, (b) a corporation or a limited liability company, (c) a Massachusetts or similar business trust or (d) a partnership.  Is a corporation with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring New Securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the New Securities.  Is a trust (e.g., a personal trust) (i) with total assets in excess of $5,000,000, (ii) that was not formed for the specific purpose of acquiring securities of the Issuer, and (iii) whose purchase of the Membership Interests will be directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment in the Membership Interests. ☒ Is an entity, including a grantor trust, in which all of the equity owners are “accredited investors” by virtue of satisfying one or more of the above requirements, and each such equity owner has provided the representations set forth in Section 5.8 and certified to their accredited investor status in writing (for this purpose, a beneficiary of a revocable trust is not an equity owner, but the grantor of such trust would be an equity owner). Such Person’s principal place of business is located in the State of North Carolina.

STOCK INVESTMENT AND SUBSCRIPTION AGREEMENT IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as of the date first above written. HALE INVESTORS: CLARK – HALE FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Steven A. Hale II, Manager In accordance with Section 5.8(b) and 5.8(g) of this Agreement, upon execution of this Agreement, the above-named Person further represents and warrant to the Issuer that such Person (please check all applicable boxes):  Is an investment company registered under the Investment Company Act of 1940, as amended.  Is an entity which has elected to be treated or qualifies as a “business development company” as defined in Section 2(a)(48) of the Investment Company Act.  Is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.  Is a private business development company as defined in Section 202(a)(22) of the Advisers Act. ☒ Has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring New Securities and is one or more of the following: (a) an organization described in Section 501(c)(3) of the Internal Revenue Code, (b) a corporation or a limited liability company, (c) a Massachusetts or similar business trust or (d) a partnership.  Is a corporation with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring New Securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the New Securities.  Is a trust (e.g., a personal trust) (i) with total assets in excess of $5,000,000, (ii) that was not formed for the specific purpose of acquiring securities of the Issuer, and (iii) whose purchase of the Membership Interests will be directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment in the Membership Interests.  Is an entity, including a grantor trust, in which all of the equity owners are “accredited investors” by virtue of satisfying one or more of the above requirements, and each such equity owner has provided the representations set forth in Section 5.8 and certified to their accredited investor status in writing (for this purpose, a beneficiary of a revocable trust is not an equity owner, but the grantor of such trust would be an equity owner). Such Person’s principal place of business is located in the State of North Carolina.

STOCK INVESTMENT AND SUBSCRIPTION AGREEMENT IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as of the date first above written. HALE INVESTORS: SMITH – HALE FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Steven A. Hale II, Manager In accordance with Section 5.8(b) and 5.8(g) of this Agreement, upon execution of this Agreement, the above-named Person further represents and warrant to the Issuer that such Person (please check all applicable boxes):  Is an investment company registered under the Investment Company Act of 1940, as amended.  Is an entity which has elected to be treated or qualifies as a “business development company” as defined in Section 2(a)(48) of the Investment Company Act.  Is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.  Is a private business development company as defined in Section 202(a)(22) of the Advisers Act.  Has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring New Securities and is one or more of the following: (a) an organization described in Section 501(c)(3) of the Internal Revenue Code, (b) a corporation or a limited liability company, (c) a Massachusetts or similar business trust or (d) a partnership.  Is a corporation with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring New Securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the New Securities.  Is a trust (e.g., a personal trust) (i) with total assets in excess of $5,000,000, (ii) that was not formed for the specific purpose of acquiring securities of the Issuer, and (iii) whose purchase of the Membership Interests will be directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment in the Membership Interests. ☒ Is an entity, including a grantor trust, in which all of the equity owners are “accredited investors” by virtue of satisfying one or more of the above requirements, and each such equity owner has provided the representations set forth in Section 5.8 and certified to their accredited investor status in writing (for this purpose, a beneficiary of a revocable trust is not an equity owner, but the grantor of such trust would be an equity owner). Such Person’s principal place of business is located in the State of North Carolina.

STOCK INVESTMENT AND SUBSCRIPTION AGREEMENT IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as of the date first above written. HALE INVESTORS: DICKINSON – HALE FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Steven A. Hale II, Manager In accordance with Section 5.8(b) and 5.8(g) of this Agreement, upon execution of this Agreement, the above-named Person further represents and warrant to the Issuer that such Person (please check all applicable boxes):  Is an investment company registered under the Investment Company Act of 1940, as amended.  Is an entity which has elected to be treated or qualifies as a “business development company” as defined in Section 2(a)(48) of the Investment Company Act.  Is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.  Is a private business development company as defined in Section 202(a)(22) of the Advisers Act.  Has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring New Securities and is one or more of the following: (a) an organization described in Section 501(c)(3) of the Internal Revenue Code, (b) a corporation or a limited liability company, (c) a Massachusetts or similar business trust or (d) a partnership.  Is a corporation with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring New Securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the New Securities.  Is a trust (e.g., a personal trust) (i) with total assets in excess of $5,000,000, (ii) that was not formed for the specific purpose of acquiring securities of the Issuer, and (iii) whose purchase of the Membership Interests will be directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment in the Membership Interests. ☒ Is an entity, including a grantor trust, in which all of the equity owners are “accredited investors” by virtue of satisfying one or more of the above requirements, and each such equity owner has provided the representations set forth in Section 5.8 and certified to their accredited investor status in writing (for this purpose, a beneficiary of a revocable trust is not an equity owner, but the grantor of such trust would be an equity owner). Such Person’s principal place of business is located in the State of North Carolina.

STOCK INVESTMENT AND SUBSCRIPTION AGREEMENT IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as of the date first above written. HALE INVESTORS: THE VANDERBILT UNIVERSITY “VUA HALE SMA” By: Hale Partnership Capital Management, LLC, its investment advisor By: /s/ Steven A. Hale II Steven A. Hale II, Manager In accordance with Section 5.8(b) and 5.8(g) of this Agreement, upon execution of this Agreement, the above-named Person further represents and warrant to the Issuer that such Person (please check all applicable boxes):  Is an investment company registered under the Investment Company Act of 1940, as amended.  Is an entity which has elected to be treated or qualifies as a “business development company” as defined in Section 2(a)(48) of the Investment Company Act.  Is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, with total assets in excess of $5,000,000.  The undersigned is an employee benefit plan within the meaning of ERISA if the decision to invest in the New Shares is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors. ☒ Has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring New Securities and is one or more of the following: (a) an organization described in Section 501(c)(3) of the Internal Revenue Code, (b) a corporation or a limited liability company, (c) a Massachusetts or similar business trust or (d) a partnership.  Is a corporation with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring New Securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the New Securities.  Is a trust (e.g., a personal trust) (i) with total assets in excess of $5,000,000, (ii) that was not formed for the specific purpose of acquiring securities of the Issuer, and (iii) whose purchase of the Membership Interests will be directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment in the Membership Interests.  Is an entity, including a grantor trust, in which all of the equity owners are “accredited investors” by virtue of satisfying one or more of the above requirements, and each such equity owner has provided the representations set forth in Section 5.8 and certified to their accredited investor status in writing (for this purpose, a beneficiary of a revocable trust is not an equity owner, but the grantor of such trust would be an equity owner). Such Person’s principal place of business is located in the State of North Carolina.

STOCK INVESTMENT AND SUBSCRIPTION AGREEMENT IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as of the date first above written. HALE INVESTORS: HALE ICFG FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Steven A. Hale II, Manager In accordance with Section 5.8(b) and 5.8(g) of this Agreement, upon execution of this Agreement, the above-named Person further represents and warrant to the Issuer that such Person (please check all applicable boxes):  Is an investment company registered under the Investment Company Act of 1940, as amended.  Is an entity which has elected to be treated or qualifies as a “business development company” as defined in Section 2(a)(48) of the Investment Company Act.  Is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.  Is a private business development company as defined in Section 202(a)(22) of the Advisers Act.  Has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring New Securities and is one or more of the following: (a) an organization described in Section 501(c)(3) of the Internal Revenue Code, (b) a corporation or a limited liability company, (c) a Massachusetts or similar business trust or (d) a partnership.  Is a corporation with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring New Securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the New Securities.  Is a trust (e.g., a personal trust) (i) with total assets in excess of $5,000,000, (ii) that was not formed for the specific purpose of acquiring securities of the Issuer, and (iii) whose purchase of the Membership Interests will be directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment in the Membership Interests. ☒ Is an entity, including a grantor trust, in which all of the equity owners are “accredited investors” by virtue of satisfying one or more of the above requirements, and each such equity owner has provided the representations set forth in Section 5.8 and certified to their accredited investor status in writing (for this purpose, a beneficiary of a revocable trust is not an equity owner, but the grantor of such trust would be an equity owner). Such Person’s principal place of business is located in the State of North Carolina.

STOCK INVESTMENT AND SUBSCRIPTION AGREEMENT IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as of the date first above written. HALE INVESTORS: NATIONAL CONSUMER TITLE INSURANCE COMPANY By: /s/ Steven A. Hale II Name: /s/ Steven A. Hale II Title: Chairman and CEO In accordance with Section 5.8(b) and 5.8(g) of this Agreement, upon execution of this Agreement, the above-named Person further represents and warrant to the Issuer that such Person (please check all applicable boxes): ☒ Is an insurance company as defined in Section 2(a)(13) of the Act.  Is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  Has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring New Securities and is one or more of the following: (a) an organization described in Section 501(c)(3) of the Internal Revenue Code, (b) a corporation or a limited liability company, (c) a Massachusetts or similar business trust or (d) a partnership.  Is a corporation with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring New Securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the New Securities. Such Person’s principal place of business is located in the State of Florida.

STOCK INVESTMENT AND SUBSCRIPTION AGREEMENT IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as of the date first above written. ISSUER: MONARCH NATIONAL INSURANCE COMPANY By: /s/ Michael Braun Name: Michael Braun Title: President FNHC: FEDNAT HOLDING COMPANY By: /s/ Bruce F. Simberg Name: Bruce F. Simberg Title: Chairman of the Board FNIC: FEDNAT INSURANCE COMPANY By: /s/ Michael Braun Name: Michael Braun Title: President

CHAR1\1895799v7 EXHIBIT A Investment Omitted pursuant to Item 601(a)(5) of Regulation S-K.

CHAR1\1895799v7 EXHIBIT B Surplus (Calculation Methodology) Omitted pursuant to Item 601(a)(5) of Regulation S-K.

CHAR1\1895799v7 EXHIBIT C Restated Bylaws Omitted pursuant to Item 601(a)(5) of Regulation S-K